PROSPECTUS - MAY 22, 2002
INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT - FLEXIBLE PURCHASE PAYMENTS
--------------------------------------------------------------------------------

OLYMPIA XT ADVISOR

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA 19172 TELEPHONE (800) 523-0650
--------------------------------------------------------------------------------
This Prospectus describes an individual variable and fixed annuity contract ("Contract") offered by The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company"). Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

o has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see variable investment options on next page),
o has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,
o has a purchase payment enhancement feature, which means that each time you make a purchase payment, Penn Mutual will add an additional credit to your Contract Value,
o is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
o allows you to choose to receive your annuity payments over different periods of time, including over your lifetime, and
o meets the needs of investors who employ strategic asset allocation, tactical asset allocation or sector rotating investment strategies by allowing for free, unlimited transfers among the Rydex subaccounts.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

THE CONTRACT IS NOT SUITABLE FOR SHORT-TERM INVESTMENT. YOU MAY PAY A DEFERRED SALES CHARGE OF UP TO 8% ON EARLY WITHDRAWALS. IF YOU WITHDRAW MONEY BEFORE AGE 59 1/2, YOU MAY PAY A 10% ADDITIONAL INCOME TAX. THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED.

CONTRACT EXPENSES ARE HIGHER THAN OTHER ANNUITY CONTRACTS OFFERED BY PENN MUTUAL WITHOUT A PURCHASE PAYMENT ENHANCEMENT FEATURE. THE BENEFIT OF THE PURCHASE PAYMENT ENHANCEMENT MAY BE MORE THAN OFFSET BY THE HIGHER EXPENSES, RELATIVE TO OTHER ANNUITY CONTRACTS WE OFFER, IF WITHDRAWALS ARE MADE IN THE EARLY YEARS OF THE CONTRACT.

YOU MAY RETURN YOUR CONTRACT WITHIN TEN DAYS OF RECEIPT FOR A FULL REFUND OF THE CONTRACT VALUE (OR PURCHASE PAYMENTS, IF REQUIRED BY LAW). LONGER FREE LOOK PERIODS APPLY IN SOME STATES. THE REFUND WILL NOT INCLUDE THE PORTION OF THE CONTRACT VALUE WHICH IS ATTRIBUTABLE TO THE PURCHASE PAYMENT ENHANCEMENT.

You may obtain a Statement of Additional Information from us free of charge by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission and we incorporate it by reference into this Prospectus. The table of contents of the Statement of Additional Information is at the end of this Prospectus.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following Funds through Penn Mutual Variable Annuity Account III (the "Separate Account").

------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST                                               MANAGER
         OTC Fund                                                  Rydex Global Advisors
         Nova Fund                                                 Rydex Global Advisors
         Ursa Fund                                                 Rydex Global Advisors
         Mekros Fund                                               Rydex Global Advisors
         Financial Services Fund                                   Rydex Global Advisors
         Health Care Fund                                          Rydex Global Advisors
         Technology Fund                                           Rydex Global Advisors
         Utilities Fund                                            Rydex Global Advisors
         U.S. Government Money Market Fund                         Rydex Global Advisors
         U.S. Government Bond Fund                                 Rydex Global Advisors

------------------------------------------------------------------ -----------------------------------------
AIM VARIABLE INSURANCE FUNDS                                       MANAGER
         AIM V.I. Capital Appreciation Fund                        AIM Advisors, Inc.
------------------------------------------------------------------ -----------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.                           MANAGER
         T. Rowe Price International Stock Portfolio               T. Rowe Price International, Inc.
------------------------------------------------------------------ -----------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.                                  MANAGER
         T. Rowe Price Equity Income Portfolio II                  T. Rowe Price Associates, Inc.
------------------------------------------------------------------ -----------------------------------------
FEDERATED INSURANCE SERIES                                         MANAGER
         Federated High Income Bond Fund II                        Federated Investment Management
                                                                   Company
------------------------------------------------------------------------------------------------------------
A PROSPECTUS FOR EACH OF THESE FUNDS ACCOMPANIES THIS PROSPECTUS.

===================================================================================================================
PROSPECTUS CONTENTS

-------------------------------------------------------------------------------------------------------------------
GLOSSARY........................................................................................................5

-------------------------------------------------------------------------------------------------------------------
EXPENSES........................................................................................................6

-------------------------------------------------------------------------------------------------------------------
EXAMPLES OF FEES AND EXPENSES...................................................................................8

-------------------------------------------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION.................................................................................9

-------------------------------------------------------------------------------------------------------------------
THE PENN MUTUAL LIFE INSURANCE COMPANY.........................................................................10

-------------------------------------------------------------------------------------------------------------------
THE SEPARATE ACCOUNT...........................................................................................10
     Accumulation Units - Valuation............................................................................10
     Voting Instructions.......................................................................................10
     Investment Options in the Separate Account................................................................11
         Rydex Variable Trust..................................................................................11
         AIM V.I. Capital Appreciation Fund....................................................................12
         T. Rowe Price Equity Income Portfolio II..............................................................12
         T. Rowe Price International Stock Portfolio...........................................................12
         Federated High Income Bond Fund II ...................................................................12

-------------------------------------------------------------------------------------------------------------------
THE ONE YEAR FIXED INTEREST ACCOUNT ...........................................................................13

-------------------------------------------------------------------------------------------------------------------
THE CONTRACT...................................................................................................13
     How Do I Purchase a Contract?.............................................................................14
     May I Authorize My Financial Adviser to Manage My Contract?...............................................14
     What Are Purchase Payment Enhancements? ..................................................................15
     Do I Always Get to Keep My Purchase Payment Enhancements? ................................................15
     Do Purchase Payment Enhancements Benefit All People? .....................................................16
     What Types of Annuity Payments May I Choose?..............................................................16
         Variable Annuity Payments.............................................................................16
         Fixed Annuity Payments................................................................................16
         Other Information ....................................................................................16
     What Are the Death Benefits Under My Contract?............................................................17
         Optional Death Benefit Enhancement Riders ............................................................17
         Optional Estate Enhancement Death Benefit Rider.......................................................18
         Choosing a Lump Sum or Annuity .......................................................................18
     May I Transfer Money Among Subaccounts and the One Year Fixed Interest Account?...........................19
         Before the Annuity Date...............................................................................19
         After the Annuity Date................................................................................19
         General Rules.........................................................................................19
         Limitations on Transfers..............................................................................20
         Automatic Rebalancing.................................................................................20
     May I Withdraw Any of My Money?...........................................................................20
         Systematic Withdrawals................................................................................20
         403(b) Withdrawals....................................................................................20
         Withdrawals to Pay Financial Adviser's Fees...........................................................21
     Deferment of Payments and Transfers.......................................................................21
     What Charges Do I Pay?....................................................................................21
         Administration Charges................................................................................21
         Mortality and Expense Risk Charge.....................................................................21
         Contingent Deferred Sales Charge......................................................................21
         Free Withdrawals......................................................................................22
         Step-Up Death Benefit Enhancement Rider (Optional) ...................................................23
         Estate Enhancement Death Benefit Rider (Optional) ....................................................23
         Premium Taxes.........................................................................................24

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE INFORMATION........................................................................................24

-------------------------------------------------------------------------------------------------------------------
MORE INFORMATION ABOUT THE ONE YEAR FIXED INTEREST ACCOUNT.....................................................24

-------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX CONSIDERATIONS..............................................................................24
     Withdrawals and Death Benefits............................................................................24
     Annuity Payments..........................................................................................24
     Early Withdrawals.........................................................................................25
     Transfers.................................................................................................25
     Separate Account Diversification..........................................................................25
     Qualified Plans...........................................................................................25

-------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS...........................................................................................26

-------------------------------------------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION CONTENTS...................................................................27

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
GLOSSARY

         ACCUMULATION PERIOD:  A period that begins with your first purchase payment and ends on the Annuity Date.

         ACCUMULATION UNIT:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

         ADMINISTRATIVE OFFICE:  A reference to our administrative office means The Penn Mutual Life Insurance
         Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

         ANNUITANT:  The person during whose life annuity payments are made.

         ANNUITY DATE:  The date on which annuity payments start.

         ANNUITY PAYOUT PERIOD:  The period of time, starting on the Annuity Date, during which we make annuity payments.

         ANNUITY UNIT:  A unit of measure used to calculate the amount of each variable annuity payment.

         BENEFICIARY:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

         CONTRACT:  The combination variable and fixed annuity contract described in this prospectus.

         CONTRACT OWNER:  The person specified in the Contract as the Contract Owner.

         CONTRACT VALUE:  The sum of the Variable Account Value and the Fixed Account Value.

         CONTRACT YEAR:  Each twelve-month period following the contract date.

         FIXED ACCOUNT VALUE:  The value of amounts held under the Contract in the One Year Fixed Interest
         Account.

         SEPARATE ACCOUNT: Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life
         Insurance Company that is registered as a unit investment trust under the Investment Company Act of 1940.

         SUBACCOUNT: A division of the Separate Account which holds shares of the Funds.  In this prospectus, we may use the term subaccount to refer to the Fund in which the subaccount invests.

         VARIABLE ACCOUNT VALUE:  The value of amounts held under the Contract in all subaccounts of the Separate
         Account.

         VALUATION PERIOD:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

         WE OR US: A reference to "we" or "us" denotes The Penn Mutual Life Insurance Company, also referred to in this Prospectus as Penn Mutual.

         YOU:  A reference to "you" denotes the Contract Owner or prospective Contract Owner.

===================================================================================================================
EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.................................................................  None
Maximum Contingent Deferred Sales Charge.................................  8% of purchase payments withdrawn(a)
Transfer Fee............................................................................................  None(b)
MAXIMUM ANNUAL CONTRACT ADMINISTRATION CHARGE...........................................................    $40(c)

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF VARIABLE ACCOUNT VALUE)
Mortality and Expense Risk Charge.......................................................................1.25%
Contract Administration Charge..........................................................................0.15%
                                                                                                        -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITHOUT RIDERS).................................................1.40%
OPTIONAL ESTATE ENHANCEMENT DEATH BENEFIT RIDER
For Annuitants Age 60 and Under.........................................................................0.20%(d)
For Annuitants Age 61 to 70.............................................................................0.30%(e)
For Annuitants Age 71 to 80.............................................................................0.60%(f)
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH MAXIMUM CHARGE FOR ESTATE ENHANCEMENT
DEATH BENEFIT RIDER)....................................................................................2.00%(g)

OPTIONAL DEATH BENEFIT ENHANCEMENT RIDER(H)                                     MONTHLY CHARGE PER $1,000 OF BENEFIT
                                                                                      MINIMUM              MAXIMUM
                                                                                      -------              -------
                                                                                      $0.208               $17.292

(a)      The charge decreases to zero in the tenth year.  See WHAT CHARGES DO I PAY? in this Prospectus.
(b)      Penn Mutual reserves the right to impose transfer fees, although it has no present intention of doing so.
(c)      You pay $40 or 2% of the Variable Account Value, whichever is less.  You do not pay this charge if your
         Variable Account Value is more than $100,000.
(d)      The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(e)      The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(f)      The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(g)      This is the total of the maximum total Separate Account Annual Expenses that may be charged assuming you purchase the Estate Enhancement Death Benefit Rider (for Annuitants Age 71 to 80). Your total current charges will be between 1.40% and 1.95%, depending on whether you choose the optional Estate Enhancement
         Death Benefit Rider and, if you choose to purchase that Rider, the Annuitant's age.
(h)      A Contract Owner may elect an Optional Death Benefit Enhancement Rider.  The charge for the rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement.  It will be assessed on a pro rata basis among the subaccounts of the Variable Account.  The charge shown in the table may not be representative of the charge a particular Contract Owner might pay.  (See WHAT
         CHARGES DO I PAY? in this Prospectus)

-------------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST(A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                 MANAGEMENT            OTHER         TOTAL FUND
                                                                   FEE                EXPENSES        EXPENSES
                                                                 ----------           --------       ----------

                                                                   0.75%               0.70%           1.45%
OTC Fund...................................................
Nova Fund..................................................        0.75%               0.70%           1.45%
Ursa Fund..................................................        0.90%               0.99%           1.89%
Mekros Fund................................................        0.90%               1.36%           2.26%
Financial Services Fund....................................        0.85%               1.34%           2.19%
Health Care Fund...........................................        0.85%               1.38%           2.23%
Technology Fund............................................        0.85%               1.49%           2.34%
Utilities Fund.............................................        0.85%               1.23%           2.08%
U.S. Government Money Market Fund..........................        0.50%               0.69%           1.19%
U.S. Government Bond Fund..................................        0.14%               1.87%           2.01%(b)


--------------
(a) These expenses are for the fiscal year ended December 31, 2001.
(b) Rydex Global Advisors has voluntarily agreed to reimburse expenses if they exceed a certain level. Before this reimbursement, expenses were 2.37%. This agreement may be discontinued at any time.

-------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS(A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                 MANAGEMENT            OTHER        TOTAL FUND
                                                                    FEE               EXPENSES        EXPENSES
                                                                 ----------           --------      ----------


AIM V.I. Capital Appreciation Fund.........................        0.61%               0.24%           0.85%

--------------
(a)......These expenses are for the fiscal year ended December 31, 2001.


-------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.(A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                 MANAGEMENT            OTHER        TOTAL FUND
                                                                   FEE                EXPENSES        EXPENSES
                                                                 ----------           --------      ----------
T. Rowe Price Equity Income Portfolio II...................        0.85%               0.25%           1.10%

--------------
(a)......These expenses are for the fiscal year ended December 31, 2001.


-------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.(A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

-----------------------------------------------------------------------------------------------------------------

                                                                 MANAGEMENT            OTHER        TOTAL FUND
                                                                    FEE              EXPENSES        EXPENSES
                                                                 ----------          --------       ----------
T. Rowe Price International Stock Portfolio................        1.05%               0.00%           1.05%
-----------------------------------------------------------------------------------------------------------------

(a)......These expenses are for the fiscal year ended December 31, 2001.


-------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES(A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                 MANAGEMENT            OTHER        TOTAL FUND
                                                                    FEE               EXPENSES       EXPENSES
                                                                 ----------           --------      ----------
Federated High Income Bond Fund II.........................        0.60%               0.41%           1.01%


--------------
(a)      These expenses are for the fiscal year ended December 31, 2001.

         Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the Fund prospectuses for additional information on Fund expenses.

         You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See WHAT CHARGES DO I PAY? in this Prospectus.

================================================================================
EXAMPLES OF FEES AND EXPENSES

         The following examples show the total expenses that you would pay on each $1,000 invested. The examples also assume that you elected the optional death benefit with the highest charge and that fee waivers and expense reductions disclosed in the above fee table continue throughout the periods shown.

         You would pay the following expenses on each $1,000 invested (assuming a 5% annual return) if you surrender your Contract after the number of years shown and your Contract does not include Riders:



                                                                         ONE       THREE       FIVE        TEN
                                                                        YEAR       YEARS      YEARS       YEARS
                                                                        ----       -----      -----       -----

Rydex OTC Fund.......................................................   $101       $166        $214       $326
Rydex Nova Fund......................................................   $101       $166        $214       $326
Rydex Ursa Fund......................................................   $106       $178        $234       $367
Rydex Mekros Fund....................................................   $109       $188        $251       $400
Rydex Financial Services Fund........................................   $108       $186        $247       $394
Rydex Health Care Fund...............................................   $109       $187        $249       $397
Rydex Technology Fund................................................   $110       $190        $254       $407
Rydex Utilities Fund.................................................   $107       $183        $243       $384
Rydex U.S. Government Money Market Fund..............................   $108       $186        $247       $394
Rydex U.S. Government Bond Fund......................................   $110       $191        $255       $409
AIM V.I. Capital Appreciation Fund...................................    $96       $149        $185       $266
T. Rowe Price Equity Income Portfolio II.............................    $98       $156        $197       $291
T. Rowe Price International Stock Portfolio..........................    $98       $155        $195       $286
Federated High Income Bond Fund II...................................    $97       $154        $193       $282



         You would pay the following expenses on each $1,000 invested by the end of the year shown (assuming a 5% annual return) if you do not surrender your Contract or if you annuitize your Contract and your Contract does not include
Riders:


                                                                         ONE       THREE        FIVE        TEN
                                                                        YEAR       YEARS       YEARS       YEARS
                                                                        ----       -----      -----       -----
Rydex OTC Fund.......................................................    $30        $91         $155       $326
Rydex Nova Fund......................................................    $30        $91         $155       $326
Rydex Ursa Fund......................................................    $34        $105        $177       $367
Rydex Mekros Fund....................................................    $38        $116        $195       $400
Rydex Financial Services Fund........................................    $37        $113        $191       $394
Rydex Health Care Fund...............................................    $38        $115        $193       $397
Rydex Technology Fund................................................    $39        $118        $198       $407
Rydex Utilities Fund.................................................    $36        $110        $186       $384
Rydex U.S. Government Money Market Fund..............................    $37        $113        $191       $394
Rydex U.S. Government Bond Fund......................................    $39        $119        $200       $409
AIM V.I. Capital Appreciation Fund...................................    $24        $73         $125       $266
T. Rowe Price Equity Income Portfolio II.............................    $26        $81         $138       $291
T. Rowe Price International Stock Portfolio..........................    $26        $79         $135       $286
Federated High Income Bond Fund II...................................    $25        $78         $133       $282

     You would pay the following expenses on each $1,000 invested (assuming a 5% annual return), if you surrender your Contract after the number of years shown and your Contract includes the Optional Estate Enhancement Death Benefit Rider with the maximum 0.60% charge:

                                                                         ONE        THREE       FIVE        TEN
                                                                        YEAR        YEARS       YEARS      YEARS
                                                                        ----       -----      -----       -----

Rydex OTC Fund.......................................................   $107        $183        $241       $381
Rydex Nova Fund......................................................   $107        $183        $241       $381
Rydex Ursa Fund......................................................   $111        $194        $261       $420
Rydex Mekros Fund....................................................   $115        $204        $276       $450
Rydex Financial Services Fund........................................   $114        $202        $273       $445
Rydex Health Care Fund...............................................   $114        $203        $275       $448
Rydex Technology Fund................................................   $115        $206        $280       $457
Rydex Utilities Fund.................................................   $113        $199        $269       $436
Rydex U.S. Government Money Market Fund..............................   $114        $202        $273       $445
Rydex U.S. Government Bond Fund......................................   $116        $207        $281       $459
AIM V.I. Capital Appreciation Fund...................................   $101        $166        $214       $326
T. Rowe Price Equity Income Portfolio II.............................   $104        $173        $225       $349
T. Rowe Price International Stock Portfolio..........................   $103        $172        $223       $345
Federated High Income Bond Fund II...................................   $103        $171        $221       $341



     You would pay the following expenses on each $1,000 invested by the end of the year shown (assuming a 5% annual return) if you do not surrender or annuitize your Contract and your Contract includes the Optional Estate Enhancement Death Benefit Rider with the maximum 0.60% charge:



                                                                         ONE        THREE       FIVE        TEN
                                                                         YEAR       YEARS       YEARS      YEARS
                                                                         ----       -----      -----       -----

Rydex OTC Fund.......................................................    $36        $109        $185       $381
Rydex Nova Fund......................................................    $36        $109        $185       $381
Rydex Ursa Fund......................................................    $40        $122        $205       $420
Rydex Mekros Fund....................................................    $44        $133        $222       $450
Rydex Financial Services Fund........................................    $43        $131        $219       $445
Rydex Health Care Fund...............................................    $44        $132        $221       $448
Rydex Technology Fund................................................    $45        $135        $226       $457
Rydex Utilities Fund.................................................    $42        $128        $214       $436
Rydex U.S. Government Money Market Fund..............................    $43        $131        $219       $445
Rydex U.S. Government Bond Fund......................................    $45        $136        $227       $459
AIM V.I. Capital Appreciation Fund...................................    $30         $91        $155       $326
T. Rowe Price Equity Income Portfolio II.............................    $32         $99        $168       $349
T. Rowe Price International Stock Portfolio..........................    $32         $97        $165       $345
Federated High Income Bond Fund II...................................    $32         $96        $163       $341

---------
THESE EXAMPLES ARE BASED UPON FUND DATA FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001.

THESE ARE ONLY EXAMPLES. YOUR EXPENSES MAY BE MORE OR LESS THAN WHAT IS SHOWN. THE EXAMPLES DO NOT REFLECT CHARGES FOR THE OPTIONAL DEATH BENEFIT ENHANCEMENT RIDER BECAUSE THE EXAMPLES ASSUME A 5% RATE OF RETURN. THERE IS NO CHARGE FOR THE OPTIONAL DEATH BENEFIT ENHANCEMENT RIDER FOR ANY MONTH IF CUMULATIVE PRIOR PERFORMANCE HAS BEEN POSITIVE AND THERE IS NO DEATH BENEFIT ENHANCEMENT PAYABLE.

================================================================================
CONDENSED FINANCIAL INFORMATION

         The subaccounts of the Separate Account had not commenced operations as of the date of this Prospectus and, therefore, there is no Accumulation Unit information to report. In the future, we will include as an appendix to this Prospectus tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that will be included in the Statement of Additional Information.

================================================================================
THE PENN MUTUAL LIFE INSURANCE COMPANY

         Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

================================================================================
THE SEPARATE ACCOUNT

         Penn Mutual established PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (the "Separate Account") on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a "separate account" within the meaning of the federal securities laws. The Separate Account is divided into subaccounts that invest in shares of different mutual funds.

         o The income, gains and losses of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any subaccount.

         o The Separate Account and its subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

================================================================================
ACCUMULATION UNITS - VALUATION

         Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw money from or transfer money to a subaccount, you receive the Accumulation Unit Value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our administrative office. Generally, we process transaction requests we receive before the close of regular trading on the NYSE at the Accumulation Unit Value calculated on that day. However, if your purchase payment, or your withdrawal or transfer request involves a Rydex subaccount and is not received by us from you or your agent (pursuant to your instructions) at least one hour prior to the close of regular trading on the NYSE (generally, 3:00 p.m. ET), it will be deemed received and accepted by us for processing at the Accumulation Unit Value computed on the next following business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract. Any purchase payment enhancements credited to the Contract are allocated to the subaccount and One Year Fixed Interest Account in the same proportions as purchase payments are allocated.

         The value of an Accumulation Unit is $10 when a subaccount begins operation. The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the subaccount for the current valuation period. The net investment factor measures
(1) investment performance of fund shares held in the subaccount, (2) any taxes on income or gains from investments held in the subaccount and (3) the mortality and expense risk charge at an annual rate of 1.25% and contract administration charge at an annual rate of 0.15%.

--------------------------------------------------------------------------------
VOTING INSTRUCTIONS

         You have the right to tell us how to vote proxies for the fund shares in which your purchase payments are invested. If the law changes and permits us to vote the fund shares, we may do so.

         If you are a Contract Owner, we determine the number of fund shares that you may vote by dividing your interest in a subaccount by the net asset value per share of the fund. If you are receiving annuity payments, we determine the number of Fund shares that you may vote by dividing the reserve allocated to the subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

================================================================================
INVESTMENT OPTIONS IN THE SEPARATE ACCOUNT

         The Separate Account currently has subaccounts that invest in the following Funds:

--------------------------------------------------------------------------------
RYDEX VARIABLE TRUST

         OTC FUND--The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(TM) (the "NASDAQ 100 Index"). If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the NASDAQ 100 Index. However, when the value of the NASDAQ 100 Index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the Index.

         NOVA FUND--The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(TM) (the "S&P 500 Index"). If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the S&P 500 Index. When the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the Index (e.g., if the S&P 500 Index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

         URSA FUND--The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index. If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the S&P 500 Index is decreasing. When the value of the S&P 500 Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the S&P 500 Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

         MEKROS FUND--The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index (the "Russell 2000 Index"). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of the Russell 2000 Index is increasing. When the value of the Russell 2000 Index is decreasing, the value of the Fund's shares will tend to decrease.

         FINANCIAL SERVICES FUND--The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies"). The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies.

         HEALTH CARE FUND--The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies"). The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.

         TECHNOLOGY FUND--The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies"). The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

         UTILITIES FUND--The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies"). The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations.

         U.S. GOVERNMENT MONEY MARKET FUND--The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity. It invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will constantly be maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to meet its objective.

         U.S. GOVERNMENT BOND FUND--The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

--------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS

         AIM V.I. CAPITAL APPRECIATION FUND-- The Fund seeks growth of capital by investing principally in common stocks of companies that are believed likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.

         T. ROWE PRICE EQUITY INCOME PORTFOLIO II-- The Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The Portfolio typically employs a value approach in selecting investments. The Portfolio seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

--------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.

         T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO--The Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The Portfolio expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The Portfolio may purchase the stocks of companies of any size, but its focus will typically be on large and, to a lesser extent, medium-sized companies.

--------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES

         FEDERATED HIGH INCOME BOND FUND II-- The Fund seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as "junk bonds"). In selecting securities, the Fund's investment adviser seeks high yields, low relative credit risk and high portfolio diversification. The securities in which the Fund invests pay higher interest rates as compensation for the greater default risk attached to the securities.

         Rydex Global Advisors of Rockville, Maryland is the investment adviser to the Rydex Variable Trust. AIM Advisors, Inc. of Houston, Texas is investment adviser to the AIM V.I. Capital Appreciation Fund. T. Rowe Price Associates, Inc. of Baltimore, Maryland is investment adviser to the T. Rowe Price Equity Income Portfolio II. T. Rowe Price International, Inc. of Baltimore, Maryland is investment adviser to the T. Rowe Price International Stock Portfolio. Federated Investment Management Company of Pittsburgh, Pennsylvania is investment adviser to the Federated High Yield Bond Fund II.

         The Funds in which the Separate Account invests are NOT publicly available funds. They are only available as investment options in variable life insurance policies and/or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

         The investment advisers of the Funds may manage publicly available mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly available mutual fund. You should not compare the performance of a publicly available fund with the performance of any Fund in which the Separate Account invests. The performance of the Funds could differ substantially from that of any publicly available fund.

         SHARES OF THE FUNDS MAY BE OFFERED NOT ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE SEPARATE ACCOUNTS OF PENN MUTUAL, BUT ALSO TO SUCH SEPARATE ACCOUNTS OF OTHER INSURANCE COMPANIES THAT MAY BE BOTH AFFILIATED AND UNAFFILIATED WITH PENN MUTUAL AND DIRECTLY TO QUALIFIED PENSION AND RETIREMENT PLANS. FOR MORE INFORMATION ON THE POSSIBLE CONFLICTS INVOLVED WHEN THE SEPARATE ACCOUNT INVESTS IN FUNDS OFFERED TO OTHER SEPARATE ACCOUNTS, SEE THE FUND PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION.

READ THE PROSPECTUSES OF THESE FUNDS BEFORE INVESTING.

================================================================================
THE ONE YEAR FIXED INTEREST ACCOUNT

         Interests in the One Year Fixed Interest Account, which is part of Penn Mutual's general account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. The general account and any interests held in the general account are not subject to the provisions of these Acts. This Prospectus generally discusses only the variable portion of the Contract. The staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the One Year Fixed Interest Account. Disclosure regarding the One Year Fixed Interest Account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. See MORE INFORMATION ABOUT THE ONE YEAR FIXED INTEREST ACCOUNT.

================================================================================
THE CONTRACT

         An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in:

     o the Separate Account, through which you may invest in one or more of the available Funds of Rydex Variable Trust, AIM Variable Insurance Funds, Federated Insurance Series, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. See THE SEPARATE ACCOUNT in this Prospectus.

     o the One Year Fixed Interest Account. The One Year Fixed Interest Account is guaranteed and funded by Penn Mutual through its general account. See THE ONE YEAR FIXED INTEREST ACCOUNT and MORE INFORMATION ABOUT THE ONE YEAR FIXED INTEREST ACCOUNT in this Prospectus.

     You decide, within Contract limits,

     o    how often you make a purchase payment and how much you invest;

     o the Funds and/or One Year Fixed Interest Account in which your purchase payments and purchase payment enhancements are invested;

     o whether or not to transfer money among the available Funds and One Year Fixed Interest Account;

     o    the type of annuity that we pay and who receives it;

     o    the Beneficiary or Beneficiaries to whom we pay death benefits; and

     o    the amount and frequency of withdrawals from the Contract Value.

     Your Contract has

     o an Accumulation Period, during which you make one or more purchase payments and we invest your purchase payments and any purchase payment enhancement as you tell us; and

     o an Annuity Payout Period, during which we make annuity payments to you. Your Payout Period begins on your Annuity Date.

         We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any necessary approvals of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available.

         The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Internal Revenue Code (the "Code") in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified Contracts).

         You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

--------------------------------------------------------------------------------
HOW DO I PURCHASE A CONTRACT?

         Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our administrative office. All subsequent purchase payments should be sent to our administrative office. We usually accept an application to purchase a Contract within two business days after we receive it at our administrative office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

         The minimum initial purchase payment that we will accept is $50,000 with subsequent purchase payments of $1,000, although we may decide to accept lower amounts. We will accept total purchase payments under your Contract of up to $2 million. You must obtain our prior approval to make total purchase payments in excess of $2 million.

         The principal underwriter of the Contracts is Hornor, Townsend & Kent, Inc. ("HTK"), 600 Dresher Road, Horsham, PA 19044, a wholly-owned subsidiary of Penn Mutual. The Contracts will be distributed by HTK directly and through broker-dealers. Commissions on purchase payments made under the Contract will not exceed 5 1/2% and trailer commissions based on a percentage of Contract Value may be paid.

--------------------------------------------------------------------------------
MAY I AUTHORIZE MY FINANCIAL ADVISER TO MANAGE MY CONTRACT?

         You may authorize your financial adviser to direct the allocation of your Contract Value and to request transfers between investment options, subject to our rules. We require that you provide us with written proof that you have authorized your financial adviser to request financial transactions on your behalf. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial adviser until we receive satisfactory written notice that such person's authority has been revoked.

         You can direct us to withdraw a portion of your Variable Account Value to pay the fees of your financial adviser. See MAY I WITHDRAW ANY OF MY MONEY? in this Prospectus.

--------------------------------------------------------------------------------
WHAT ARE PURCHASE PAYMENT ENHANCEMENTS?

         We will credit purchase payment enhancements to your Contract based upon the amounts of your purchase payments and withdrawals (if any).

         When you make a purchase payment, we will determine your purchase payment enhancement by multiplying the amount of the purchase payment by the applicable purchase payment enhancement percentage set forth in the table below. The purchase payment enhancement percentage is based on total purchase payments less total withdrawals. We will credit the purchase payment enhancement to your Contract and allocate the enhancement amount to the subaccounts of the Separate Account and/or the One Year Fixed Interest Account, along with your purchase payments, in accordance with your direction.

         If you make more than one purchase payment during the first Contract Year, we will determine if any additional purchase payment enhancements will be credited for the prior purchase payments you have made by taking the difference between (1) the cumulative prior purchase payments made during the Contract Year multiplied by the purchase payment enhancement percentage applied to the current purchase payment, and (2) the prior cumulative purchase payment enhancements credited to the contract during that Contract Year. If the result exceeds zero, the excess will be credited to the contract as a purchase payment enhancement at the same time as the purchase payment is credited.

         The Contract provides no specific charge for providing the purchase payment enhancement. Penn Mutual pays the purchase payment enhancement from its surplus which reflect revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual's surplus, in addition to covering the cost of issuing and administering the Contract.

         WE RESERVE THE RIGHT TO DISCONTINUE CREDITING PURCHASE PAYMENT ENHANCEMENTS UNDER THIS CONTRACT IN THE FUTURE, PROVIDED WE GIVE YOU ADVANCE WRITTEN NOTICE.




          TOTAL PURCHASE PAYMENTS LESS         PURCHASE PAYMENT ENHANCEMENT
                  WITHDRAWALS                          PERCENTAGE
                Less than $100,000                         3%
                $100,000 to $500,000                       4%
                More than $500,000                         5%

         If the purchase payment on the initial application is equal to $2,000,000 or more, a 6% purchase payment enhancement will be applied to the initial purchase payment only.

--------------------------------------------------------------------------------
DO I ALWAYS GET TO KEEP MY PURCHASE PAYMENT ENHANCEMENTS?

         You won't always get to keep the purchase payment enhancements credited to your Contract. We will take back or "recapture" some or all of the purchase payment enhancements under certain circumstances:

         o If you cancel your Contract during the "Right to Review" period described in your Contract, we will recapture the entire portion of the Contract Value which is attributable to the purchase payment enhancement. Thus, in the event of cancellation, you bear no investment risk with respect to the purchase payment enhancement.

         o If you make a withdrawal from your Contract where a contingent deferred sales charge is applied, we will recapture any purchase payment enhancement credited to your Contract within 12 months of the withdrawal. We will not recapture the purchase payment enhancement when there is a free withdrawal. See FREE WITHDRAWALS in this Prospectus.

--------------------------------------------------------------------------------
DO PURCHASE PAYMENT ENHANCEMENTS BENEFIT ALL PEOPLE?

         No. Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning goals. We issue contracts with no purchase payment enhancement, lower mortality and expenses risk charges, lower contingent deferred sales charges and/or shorter contingent deferred sales charge periods. You should consider the following factors when determining which annuity contract is appropriate for you:

     o    The length of time that you plan to continue to own your contract.

     o    The frequency, amount and timing of withdrawals you plan to make.

     o    The amount of purchase payments you plan to make.

     o Whether you might experience an event that results in the loss of some or all of the purchase payment enhancements.

         The purchase payment enhancement feature would be disadvantageous to a purchaser who makes a withdrawal, subject to a contingent deferred sales charge, within 12 months of the crediting of a purchase enhancement. With respect to a withdrawal during the first contract year, the contingent deferred sales charge would be higher than in other contracts we offer. Also, in a declining market, the purchaser would bear the loss on the credit enhancement.

--------------------------------------------------------------------------------
WHAT TYPES OF ANNUITY PAYMENTS MAY I CHOOSE?

         You may choose: (1) an annuity for a set number of years, (2) a life annuity, (3) a life annuity with payments guaranteed for 10 or 20 years, (4) a joint and survivor life annuity or (5) any other form of annuity that we may agree upon. You may choose a variable annuity (except for a set number of years), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

         VARIABLE ANNUITY PAYMENTS. The size of your variable annuity payments will vary depending upon the performance of the investment options that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four subaccounts (three if you also choose a portion as a fixed annuity). In addition, you may not select other subaccounts after the Annuity Date.

         When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the annuity payout period is greater than the rate chosen, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

         During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit Values among four subaccounts of the Separate Account that you choose on the Annuity Date.

         FIXED ANNUITY PAYMENTS. The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

         OTHER INFORMATION.  Unless you tell us otherwise:

         o you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

         o the annuity will be split between fixed and variable in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four subaccounts (three if there is Fixed Account Value under your Contract on the Annuity Date), the variable portion will be allocated to the Money Market subaccount until you give us instructions to allocate to not more than four subaccounts (or three subaccounts, whichever is applicable).

         o your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant's 95th birthday or
               (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

         You may change the Annuity Date or your annuity option by giving us written notice at our administrative office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. If necessary, we will adjust the frequency of your payments so that payments are at least $50 ($20 for Contracts sold in New York) each. For information on the treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this Prospectus.

--------------------------------------------------------------------------------
WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT?

         You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

         If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our administrative office receives proof of death and other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

         If the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Variable Account death benefit and the fixed interest account death benefit as of the date we receive proof of death and other information required to process the payment. The Variable Account death benefit is the greater of (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Variable Account, less withdrawals, and amounts transferred out. The One Year Fixed Interest Account death benefit is the Fixed Account Value. If you purchase the optional death benefit rider at contract issue, we will pay your Beneficiary an additional amount as described below.

         We generally pay the death benefit within seven days after we receive proof of death and all required information.

         OPTIONAL STEP-UP DEATH BENEFIT ENHANCEMENT RIDER. If the Annuitant is age 75 or less, you may purchase this death benefit enhancement rider as part of your Contract at the time we issue the Contract. If you purchase this death benefit enhancement rider, we will pay your beneficiary(ies), upon the Annuitant's death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under this Contract. This Optional Step-Up Death Benefit Enhancement Rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

         You may purchase this rider only at the time you purchase your Contract. The Death Benefit Enhancement from this rider is limited to $1 million.

         If you purchase this rider, the Death Benefit Enhancement is determined on the first day of the calendar month following each Contract Anniversary and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Variable Account less any withdrawals from the Variable Account.

         On the first day of the calendar month following the first Contract Anniversary, the Minimum Death Benefit Amount is equal to the Variable Account Value on the first Contract Anniversary.

         On the first day of the calendar month following the second and subsequent Contract Anniversaries, the Minimum Death Benefit Amount is equal to the greater of:

         (1) the Minimum Death Benefit Amount as of the first day of the prior calendar month adjusted for any purchase payments to or withdrawals from the Variable Account in the prior calendar month; or

         (2)      the Variable Account Value on the current Contract
                  Anniversary.

         We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Variable Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Variable Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Variable Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

         TREATMENT OF TRANSFERS. Transfers into the Variable Account will be treated as purchase payments allocated to the Variable Account. Similarly, transfers out of the Variable Account will be treated as withdrawals from the Variable Account. The enhanced death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

         CHARGE. We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior Contract Anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the Contract Anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

         For information on the cost of the step-up death benefit enhancement rider, see WHAT CHARGES DO I PAY? in this Prospectus.

         OPTIONAL ESTATE ENHANCEMENT DEATH BENEFIT RIDER. You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other required information to process the payment. The estate enhancement death benefit is in addition to the death benefit described in the preceding section.

         The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. The percentage is 40% if the Annuitant is age 60 or less at date of issue of the Contract, 35% if between ages 61 and 70, and 30% if between ages 71 and 80. The limit is $1,000 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is age 60 or less at date of issue of the Contract, $600 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 61 and 70 at date of issue of the Contract, and $400 for every $1,000 of total purchase payments net of withdrawals if the Annuitant is between ages 71 and 80 at date of issue of the Contract.

Example 1. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Annuity ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be $14,000.

Example 2. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount would be $84,000, which is 35% of $240,000

(the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for every $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be capped at $48,000.

         For information on the cost of the estate enhancement death benefit, see WHAT CHARGES DO I PAY? in this Prospectus.

         Choosing a Lump Sum or Annuity. Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity.

         o The Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

         o If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years (until paid out, the death benefit will be allocated to subaccounts of the Separate Account and/or Fixed Interest Accounts as directed by the Beneficiary).

         o If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary's life or over a period not longer than the Beneficiary"s life expectancy.

         o If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

         If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options. If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

         For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this Prospectus.

--------------------------------------------------------------------------------
MAY I TRANSFER MONEY AMONG SUBACCOUNTS AND THE ONE YEAR FIXED INTEREST ACCOUNT?

         BEFORE THE ANNUITY DATE. You may transfer your Contract Value among subaccounts of the Separate Account and the One Year Fixed Interest Account.

         o The minimum amount that may be transferred is $250 or, if less, the amount held in the subaccount or One Year Fixed Interest Account. In the case of partial transfers, the amount remaining in the subaccount or One Year Fixed Interest Account must be at least $250.

         o You may transfer amounts from the One Year Fixed Interest Account only at the end of the interest period or within 25 days thereafter.

         AFTER THE ANNUITY DATE. You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among subaccounts of the Separate Account.

         o The minimum amount that may be transferred is $250 or, if less, the amount held in the subaccount. In the case of partial transfers, the amount remaining in the subaccount must be at least $250.

         o Transfers are currently limited to the subaccounts selected at the time of annuitization.

         GENERAL RULES. Transfers will be based on values at the end of the valuation period in which the transfer request is received and accepted at our administrative office. However, transfer requests involving any Rydex subaccount must be received by us no later than one hour prior to the close of regular trading on the NYSE (generally, 3:00 p.m. ET) in order for us to process the request at that day's Accumulation Unit Value. A transfer request must be received at our administrative office from you or your agent (pursuant to your instructions), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. We reserve the right to change our telephone transaction policies and procedures at any time.

         LIMITATIONS ON TRANSFERS. You may not make more than eight substantive "round trips" through a non-Rydex subaccount during any 12-month period. A "round trip" is a transfer or withdrawal OUT of a non-Rydex subaccount followed by a transfer or purchase payment allocated back INTO the same subaccount. Each of your eight permitted round trips must be at least 30 days apart. "Substantive" means a dollar amount that Penn Mutual determines, in its sole discretion, could adversely affect the management of the Fund.

         We reserve the right to restrict or impose other limitations on transfer privileges at any time when we believe it is in the interest of all of our Contract Owners to do so or to comply with the limitations imposed by the Funds.

         AUTOMATIC REBALANCING. Automatic Rebalancing is a way to transfer money from those subaccounts that have increased in value to those subaccounts that have decreased in value. Over time, this may help you to sell high and buy low, although there can be no assurance of this. If you have a Contract Value of at least $10,000 you may elect to have your investments in subaccounts of the Separate Account automatically rebalanced. We will transfer funds under your Contract on a quarterly (calendar) basis among the subaccounts to maintain a specified percentage allocation among your selected variable investment options. Automatic rebalancing transfers are not treated as transfers for purposes of the roundtrip limitation. There is no charge for automatic rebalancing.

--------------------------------------------------------------------------------
MAY I WITHDRAW ANY OF MY MONEY?

         Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive a proper written request for withdrawal at our administrative office (and the Contract, in case of a full withdrawal). We normally will pay you within seven days. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

         o The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount, discussed below, discussed below, if less than $500. The Free Withdrawal Amount is equal to 15% of the purchase payments as of the date of the request.

         o You may make a partial withdrawal only if the amount remaining in the contract is at least $5,000 and the balance remaining in each subaccount or the One Year Fixed Interest Account is at least $250.

         o If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from a fixed interest account beginning with the fixed interest account with the shortest interest period.

         SYSTEMATIC WITHDRAWALS. If your Contract Value is at least $25,000 and you have not made a Free Withdrawal in the current contract year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $100. Your payments will begin on the next withdrawal date after we receive your request. See FREE WITHDRAWALS below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this Prospectus.

         403(B) WITHDRAWALS. There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59", leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code.

The restrictions do not apply to transfers among subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this Prospectus.

         WITHDRAWALS TO PAY FINANCIAL ADVISER'S FEES. Penn Mutual will, pursuant an agreement with you, make a partial withdrawal from your Variable Account Value to pay for the services of your financial adviser. Partial withdrawals made under these circumstances are not subject to the contingent deferred sales charge nor are they counted toward your free withdrawal amount. If your Contract is non-qualified, the withdrawal will be treated for tax purposes like any other distribution and may be included in gross income. If you are under age 59 1/2, the withdrawal may also be subject to a 10% tax penalty. If your Contract is tax-qualified, the withdrawal for the payment of fees will not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding tax treatment of the payment of financial adviser fees from your Contract.

--------------------------------------------------------------------------------
DEFERMENT OF PAYMENTS AND TRANSFERS

         We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(b) trading on the Exchange is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

--------------------------------------------------------------------------------
WHAT CHARGES DO I PAY?

         The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

         ADMINISTRATION CHARGES:

         These charges reimburse us for administering the Contract and the Separate Account.

         o We deduct from your Variable Account Value, on the Contract Anniversary, a contract administration charge that is the lesser of $40 or 2% of your Variable Account Value. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the subaccounts in which you invest.

         o We deduct from the net asset value of the Separate Account a daily administration charge that will not exceed an effective annual rate of 0.15%.

         For transfers among investment options other than automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

         MORTALITY AND EXPENSE RISK CHARGE:

         We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that will not exceed an effective annual rate of 1.25%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed), and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity pay-out phases of the Contract.

         CONTINGENT DEFERRED SALES CHARGE:

          This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of Penn Mutual, which may include proceeds from the mortality and expense risk charge.

         You pay this charge only if you withdraw a purchase payment within nine years of the effective date of payment. This charge does not apply to earnings or purchase payment enhancements. The following table shows the schedule of the contingent deferred sales charge that will be applied to withdrawal of a purchase payment, after allowing for the free withdrawals which are described in the next subsection. Purchase payments will be treated as withdrawn on a first-in, first-out basis. However, for contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn first before the withdrawal of purchase payments.

         NUMBER OF FULL CONTRACT YEARS
         ELAPSED SINCE PURCHASE PAYMENT                                                   APPLICABLE CHARGE
--------------------------------------------------------------------------------------------------------------------
                  0                                                                               8%
--------------------------------------------------------------------------------------------------------------------
                  1                                                                               8%
--------------------------------------------------------------------------------------------------------------------
                  2                                                                               8%
--------------------------------------------------------------------------------------------------------------------
                  3                                                                               8%
--------------------------------------------------------------------------------------------------------------------
                  4                                                                               7%
--------------------------------------------------------------------------------------------------------------------
                  5                                                                               6%
--------------------------------------------------------------------------------------------------------------------
                  6                                                                               5%
--------------------------------------------------------------------------------------------------------------------
                  7                                                                               3%
--------------------------------------------------------------------------------------------------------------------
                  8                                                                               3%
--------------------------------------------------------------------------------------------------------------------
                  9+                                                                              0%
--------------------------------------------------------------------------------------------------------------------


         The contingent deferred sales charge may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such sales. The reduction will not unfairly discriminate against any Contract Owner.

         FREE WITHDRAWALS:

         NINE YEAR-OLD PURCHASE PAYMENTS. You may withdraw any purchase payment that was made more than nine years before the withdrawal without incurring a contingent deferred sales charge.

         ANNUAL WITHDRAWALS OF 15% OF PURCHASE PAYMENTS ("FREE WITHDRAWAL AMOUNT"). On the last day of the first contract year and once each contract year thereafter, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of total purchase payments as of the date of the request. You may take a free withdrawal on a single sum basis or systematically, but not both. The free withdrawal amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a contract year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis. This free withdrawal applies only to the first withdrawal request made in a contract year and the amount is not cumulative from year to year.

         MEDICALLY RELATED WITHDRAWAL. Subject to state law, after the first contract year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value (up to a maximum of $5,000) if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states.

         DISABILITY RELATED WITHDRAWAL. You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified Contracts) become totally disabled as defined in the Contract.

         WITHDRAWALS TO PAY FINANCIAL ADVISER'S FEES. You can instruct us to pay the fees of your financial adviser. We will do this by withdrawing that portion of your Variable Account Value necessary to pay the amount of fees you owe. Withdrawals made to pay these fees are not subject to the contingent deferred sales charge and are in addition to any free withdrawals you may make each contract year.

         OTHER WITHDRAWALS. There is no contingent deferred sales charge imposed upon minimum distributions under qualified contracts which are required by the Code.


         STEP-UP DEATH BENEFIT ENHANCEMENT RIDER (OPTIONAL):

          We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a contract year and deducted on the Contract Anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

         The charge for any month will be the rate from the table shown below based on the attained age of the Annuitant as of the prior Contract Anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

         We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the subaccounts comprising the Variable Account Value.


                                                  Monthly Charge per $1,000 of
                              Attained Age                  Benefit
                              ------------                  -------
                              Less than 40                  $0.208
                                  40-44                      0.208
                                  45-49                      0.333
                                  50-54                      0.458
                                  55-59                      0.708
                                  60-64                      1.083
                                  65-69                      1.667
                                  70-74                      2.708
                                  75-79                      4.250
                                  80-84                      7.083
                                  85-89                     11.000
                                  90-95                     17.292


         ESTATE ENHANCEMENT DEATH BENEFIT RIDER (OPTIONAL):

         For Annuitants who are 60 years of age or less at date of issue, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issues ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively. The charge will be made on each Contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the subaccounts comprising the Variable Account Value.

         PREMIUM TAXES:

         Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

================================================================================
PERFORMANCE INFORMATION

         We may advertise total return performance and annual changes in accumulation unit values.

         Information on total return performance will include average annual rates of total return for one, five and ten year periods, or lesser periods depending on how long the underlying Fund has been available through a subaccount of the Separate Account. Average annual total return figures will show the average annual rates of increase or decrease in investments in the subaccounts, assuming a hypothetical $1,000 investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable fund and Contract charges. We also may show average annual rates of total return, assuming investment on the inception date of the underlying Fund, other amounts invested at the beginning of the period and no withdrawal at the end of the period. Average annual total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the contingent deferred sales charge (if applicable, the contingent deferred sales charge would reduce the amount that may be withdrawn under the Contracts).

================================================================================
MORE INFORMATION ABOUT THE ONE YEAR FIXED INTEREST ACCOUNT

         You may allocate or transfer money to our One Year Fixed Interest Account. The interest rate that you earn on money in this account is set at the time you invest and will not vary during the one year period. The rate will never be less than 3%.

         You may withdraw money from the One Year Fixed Interest Account or transfer money from the One Year Fixed Interest Account to subaccounts of the Separate Account but only within 25 days after the end of the interest period. If you do not withdraw or reallocate money in the One Year Fixed Interest Account within this time frame, we will treat it as a new allocation to the One Year Fixed Interest Account. In accordance with state law, we may defer a withdrawal or transfer from the One Year Fixed Interest Account for up to six months if we reasonably determine that an orderly sale of assets in our general account is not feasible.

================================================================================
FEDERAL INCOME TAX CONSIDERATIONS

         The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this Prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

         You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your beneficiary as a withdrawal, death benefit or an annuity payment.

         WITHDRAWALS AND DEATH BENEFITS. You may pay tax on a withdrawal, and your beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

         In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

         In the case of a nonqualified Contract, withdrawals made to pay the fees of your financial adviser will be treated for tax purposes like any other withdrawal and thus may be subject to tax. In the case of a tax-qualified

Contract, withdrawals for the payment of your financial adviser's fees will not be treated as taxable distributions, subject to certain conditions.

         ANNUITY PAYMENTS. The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

         Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

         EARLY WITHDRAWALS. An additional income tax of 10% may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

         o early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

         o     withdrawals made on or after age 59 1/2;

         o     on distributions made after death; or

         o     withdrawals attributable to total and permanent disability.

         TRANSFERS. You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

         SEPARATE ACCOUNT DIVERSIFICATION. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available Funds, intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

         The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when such regulations or rulings are issued, the Contracts may need to be modified to comply with them.

         QUALIFIED PLANS. The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

         For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

         Distribution must generally commence from individual retirement annuities and from contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

         Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that Penn Mutual believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

         This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

================================================================================
FINANCIAL STATEMENTS

         The consolidated financial statements of the Company appear in the Statement of Additional Information. They should be considered only as bearing upon the Company's ability to meet its obligations under the Contracts. The Separate Account has no financial information to report because, as of the date of this Prospectus, the subaccounts of the Separate Account available under this Contract had not commenced operations.

================================================================================
STATEMENT OF ADDITIONAL INFORMATION CONTENTS

--------------------------------------------------------------------------------
VARIABLE ANNUITY PAYMENTS....................................................B-2
         First Variable Annuity Payment......................................B-2
         Subsequent Variable Annuity Payments................................B-2
         Annuity Units.......................................................B-2
         Value of Annuity Units..............................................B-2
         Net Investment Factor...............................................B-2
         Assumed Interest Rate...............................................B-3
         Valuation Period....................................................B-3

--------------------------------------------------------------------------------
PERFORMANCE DATA.............................................................B-4
         Average Annual Total Return.........................................B-4

--------------------------------------------------------------------------------
ADMINISTRATIVE AND RECORDKEEPING SERVICES....................................B-7

--------------------------------------------------------------------------------
DISTRIBUTION OF CONTRACTS....................................................B-7

--------------------------------------------------------------------------------
CUSTODIAN....................................................................B-7

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS.........................................................B-7

--------------------------------------------------------------------------------
LEGAL MATTERS................................................................B-7

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS.........................................................B-7

--------------------------------------------------------------------------------

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION - MAY 22, 2002
================================================================================

OLYMPIA XT ADVISOR

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA 19172 - TELEPHONE (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

--------------------------------------------------------------------------------
This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 22, 2002 for the individual variable and fixed annuity contract (the "Contract"). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the "Separate Account" in the Prospectus and this statement of additional information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company"), Customer Service Group, Philadelphia, PA 19172 or you may call (800) 523-0650 or visit our web site at www.pennmutual.com. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.
--------------------------------------------------------------------------------

This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
VARIABLE ANNUITY PAYMENTS....................................................B-2
         First Variable Annuity Payment......................................B-2
         Subsequent Variable Annuity Payments................................B-2
         Annuity Units.......................................................B-2
         Value of Annuity Units..............................................B-2
         Net Investment Factor...............................................B-2
         Assumed Interest Rate...............................................B-3
         Valuation Period....................................................B-3

--------------------------------------------------------------------------------
PERFORMANCE DATA.............................................................B-4
         Average Annual Total Return.........................................B-4

--------------------------------------------------------------------------------
ADMINISTRATIVE AND RECORDKEEPING SERVICES....................................B-7

--------------------------------------------------------------------------------
DISTRIBUTION OF CONTRACTS....................................................B-7

--------------------------------------------------------------------------------
CUSTODIAN....................................................................B-7

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS.........................................................B-7

--------------------------------------------------------------------------------
LEGAL MATTERS................................................................B-7

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS.........................................................B-7

--------------------------------------------------------------------------------

================================================================================
VARIABLE ANNUITY PAYMENTS

--------------------------------------------------------------------------------
FIRST VARIABLE ANNUITY PAYMENT

         When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant"s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

--------------------------------------------------------------------------------
SUBSEQUENT VARIABLE ANNUITY PAYMENTS

         The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the valuation period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

--------------------------------------------------------------------------------
ANNUITY UNITS

         For each subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the subaccount divided by the value of an annuity unit for the subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

--------------------------------------------------------------------------------
VALUE OF ANNUITY UNITS

         The value of an annuity unit for each subaccount was arbitrarily set at $10 when the subaccount was established. The value may increase or decrease from one valuation period to the next. For a valuation period, the value of an annuity unit for a subaccount is the value of an annuity unit for the subaccount for the last prior valuation period multiplied by the net investment factor for the subaccount for the valuation period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

--------------------------------------------------------------------------------
NET INVESTMENT FACTOR

         For any subaccount, the net investment factor for a valuation period is determined by dividing (a) by (b) and subtracting (c):

WHERE (A) IS:

         The net asset value per share of the mutual fund held in the subaccount, as of the end of the valuation period.

         PLUS

         The per share amount of any dividend or capital gain distributions by the mutual fund if the "ex-dividend" date occurs in the valuation period.

         PLUS OR MINUS

         A per share charge or credit, as we may determine as of the end of the valuation period, for provision for taxes (if applicable).

WHERE (B) IS:

         The net asset value per share of the mutual fund held in the subaccount as of the end of the last prior valuation period.

         PLUS OR MINUS

         The per share charge or credit for provision for taxes as of the end of the last prior valuation period (if applicable).

WHERE (C) IS:

         The sum of the mortality and expense risk charge and the daily administration charge. On an annual basis, the sum of such charges equals 1.40% of the daily net asset value of the subaccount.

--------------------------------------------------------------------------------
ASSUMED INTEREST RATE

         Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

--------------------------------------------------------------------------------
VALUATION PERIOD

         Valuation period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

================================================================================
PERFORMANCE DATA

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

         The performance data in the following tables include average annual total return of subaccounts of the Separate Account computed in accordance with the standard formula and limitations prescribed by the Securities and Exchange Commission and average annual total return information based upon different hypothetical assumptions. Average annual return total return figures reflect any Purchase Payment Enhancement credited but does not reflect the cost of any rider.


TABLE 1       AVERAGE ANNUAL TOTAL RETURN ON $1,000 INVESTMENT - ASSUMING WITHDRAWAL OF INVESTMENT AT
              END OF PERIOD
----------------------------------------------------------------------------------------------------------------

                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                              ---------------------------
----------------------------------------------------------------------------------------------------------------

                                                                  One        Five        Ten         From
                                                                  Year       Years       Years      Inception
                                                   Inception     Ended       Ended       Ended       Through
Fund (Manager)                                       Date*      12/31/01   12/31/01    12/31/01     12/31/01
--------------                                       -----      --------   --------    --------     --------
Rydex OTC Fund...................................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Nova Fund..................................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Ursa Fund..................................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Mekros Fund................................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Financial Services Fund....................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Health Care Fund...........................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Technology Fund............................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex Utilities Fund.............................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex U.S. Government Money Market Fund..........   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
Rydex U.S. Government Bond Fund..................   5/1/02        N/A         N/A         N/A          N/A
     (Rydex Global Advisors)
AIM V.I. Capital Appreciation Fund...............   5/1/02        N/A         N/A         N/A          N/A
     (AIM Advisors, Inc.)
T. Rowe Price Equity Income Portfolio II.........   5/1/02        N/A         N/A         N/A          N/A
     (T. Rowe Price Associates, Inc.)
T. Rowe Price International Stock Portfolio......   5/1/02        N/A         N/A         N/A          N/A
     (T. Rowe Price International, Inc.)
Federated High Income Bond Fund II...............   5/1/02        N/A         N/A         N/A          N/A
     (Federated Investment Management Company)

---------------
* Date the underlying fund was first offered through a subaccount of the Separate Account.

TABLE 2       NON-STANDARD AVERAGE ANNUAL TOTAL RETURN ON $1,000 INVESTMENT - ASSUMING NO
              WITHDRAWAL OF INVESTMENT AT END OF PERIOD AND INVESTMENT ON INCEPTION DATE OF THE
              UNDERLYING FUND


                                                             NON-STANDARD AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------------
                                                                  ONE         FIVE        TEN         FROM
                                                                  YEAR       YEARS       YEARS      INCEPTION
                                                   INCEPTION     ENDED       ENDED       ENDED       THROUGH
FUND (MANAGER)                                       DATE*      12/31/01   12/31/01    12/31/01     12/31/01
--------------                                       -----      --------   --------    --------     --------
Rydex OTC Fund...................................  10/30/98      (8.51)%      N/A         N/A        (2.14)%
     (Rydex Global Advisors)
Rydex Nova Fund..................................  10/30/98     (27.95)%      N/A         N/A        (6.68)%
     (Rydex Global Advisors)
Rydex Ursa Fund..................................  10/30/98       8.57%       N/A         N/A        (2.37)%
     (Rydex Global Advisors)
Rydex Mekros Fund................................  10/01/01       N/A         N/A         N/A        130.07%
     (Rydex Global Advisors)
Rydex Financial Services Fund....................  07/20/01       N/A         N/A         N/A        (19.11)%
     (Rydex Global Advisors)
Rydex Health Care Fund...........................  06/19/01       N/A         N/A         N/A        (17.05)%
     (Rydex Global Advisors)
Rydex Technology Fund............................  05/02/01       N/A         N/A         N/A        (40.84)%
     (Rydex Global Advisors)
Rydex Utilities Fund.............................  05/02/01       N/A         N/A         N/A        (42.65)%
     (Rydex Global Advisors)
Rydex U.S. Government Money Market Fund..........  11/02/98      (3.02)%      N/A         N/A          0.73%
     (Rydex Global Advisors)
Rydex U.S. Government Bond Fund**................  11/02/98      (5.48)%      N/A         N/A         (3.92)%
     (Rydex Global Advisors)
AIM V.I. Capital Appreciation Fund...............  05/05/93     (27.67)%     3.84%        N/A         10.07%
     (AIM Advisors, Inc.)
T. Rowe Price Equity Income Portfolio II.........  03/31/94      (4.25)%     8.57%        N/A         12.92%
     (T. Rowe Price Associates, Inc.)
T. Rowe Price International Stock Portfolio......  03/31/94     (26.65)%    (1.74)%       N/A          2.03%
     (T. Rowe Price International, Inc.)
Federated High Income Bond Fund II...............  12/09/93      (4.32)%    (0.49)%       N/A          2.90%
     (Federated Investment Management Company)


--------------
 * Date the underlying fund was first established.

** Prior to November 2, 1998, the U.S. Government Bond Fund was structured as a subaccount of a managed separate account (the "Subaccount"), the performance of which reflected charges associated with another insurance company's variable annuity. For periods prior to November 2, 1998, average annual total return of the Subaccount was as follows: 16.85% for the one-year period ending November 1, 1998; and 20.68% for the period commencing with continuous operations of the Subaccount (August 18, 1997) and ending on November 1, 1998.

TABLE 3       NON-STANDARD AVERAGE ANNUAL TOTAL RETURN ON $10,000 INVESTMENT - ASSUMING NO WITHDRAWAL
              OF INVESTMENT AT END OF PERIOD

                                                            NON-STANDARD AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------
                                                                  ONE        FIVE        TEN         FROM
                                                                  YEAR       YEARS       YEARS      INCEPTION
                                                   INCEPTION     ENDED       ENDED       ENDED       THROUGH
FUND (MANAGER)                                       DATE*      12/31/01   12/31/01    12/31/01     12/31/01
--------------                                       -----      --------   --------    --------     --------

Rydex OTC Fund...................................  10/30/98     (8.26)%       N/A         N/A        (1.81)%
     (Rydex Global Advisors)
Rydex Nova Fund..................................  10/30/98     (27.69)%      N/A         N/A        (6.37)%
     (Rydex Global Advisors)
Rydex Ursa Fund..................................  10/30/98       8.82%       N/A         N/A        (2.02)%
     (Rydex Global Advisors)
Rydex Mekros Fund................................  10/01/01       N/A         N/A         N/A        132.00%
     (Rydex Global Advisors)
Rydex Financial Services Fund....................  07/20/01       N/A         N/A         N/A        (18.60)%
     (Rydex Global Advisors)
Rydex Health Care Fund...........................  06/19/01       N/A         N/A         N/A        (16.61)%
     (Rydex Global Advisors)
Rydex Technology Fund............................  05/02/01       N/A         N/A         N/A        (40.51)%
     (Rydex Global Advisors)
Rydex Utilities Fund.............................  05/02/01       N/A         N/A         N/A       (42.33)%
     (Rydex Global Advisors)
Rydex U.S. Government Money Market Fund..........  11/02/98     (2.77)%       N/A         N/A         1.04%
     (Rydex Global Advisors)
Rydex U.S. Government Bond Fund**................  11/02/98     (5.23)%       N/A         N/A        (3.58)%
     (Rydex Global Advisors)
AIM V.I. Capital Appreciation Fund...............  05/05/93    (27.42)%      4.03%        N/A        10.21%
     (AIM Advisors, Inc.)
T. Rowe Price Equity Income Portfolio II.........  03/31/94     (3.99)%      8.77%        N/A        13.08%
     (T. Rowe Price Associates, Inc.)
T. Rowe Price International Stock Portfolio......  03/31/94    (26.40)%    (1.52)%        N/A         2.24%
     (T. Rowe Price International, Inc.)
Federated High Income Bond Fund II...............  12/09/93     (4.06)%    (0.25)%        N/A         3.13%
     (Federated Investment Management Company)

--------------
 * Date the underlying fund was first established.

** Prior to November 2, 1998, the U.S. Government Bond Fund was structured as a subaccount of a managed separate account (the "Subaccount"), the performance of which reflected charges associated with another insurance company's variable annuity. For periods prior to November 2, 1998, average annual total return of the Subaccount was as follows: 16.85% for the one-year period ending November 1, 1998; and 20.68% for the period commencing with continuous operations of the Subaccount (August 18, 1997) and ending on November 1, 1998.


         Average annual total returns in Table 1 are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n=ERV. In the formula, P is a hypothetical investment payment of $1,000; T is the average annual total return; n is the number of years; and ERV is the ending redeemable value (or the withdrawal value at the end of the periods shown.) The returns are computed according to the formula and assumptions prescribed by the SEC.

         Average annual rates of total return in Tables 2 and 3 are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the value at the end of the periods shown, in accordance with the following formula: P(1+T)n=EV. In the formula, P is a hypothetical investment of $10,000; T is the average annual total return; n is the number of years; and EV is the ending value. The computations assume no withdrawal of the ending value and therefore no deduction of a contingent deferred sales charge. The returns show investment performance from the inception date of the Fund, which may predate the date the Separate Account began investing in the Fund.

                     --------------------------------------

WHEN IT BECOMES AVAILABLE, THE PERFORMANCE INFORMATION TO BE SHOWN IN TABLE 1 WILL BE CALCULATED BASED ON THE INCEPTION DATE OF THE SUBACCOUNTS OF THE SEPARATE ACCOUNT. THE PERFORMANCE INFORMATION SET FORTH ABOVE IN

TABLES 2 AND 3 ASSUMES THE SUBACCOUNTS OF THE SEPARATE ACCOUNT HAD INVESTED IN THE FUNDS FROM THE DATE THE UNDERLYING FUND WAS ESTABLISHED. THE PERFORMANCE INFORMATION IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE.

================================================================================
ADMINISTRATIVE AND RECORDKEEPING SERVICES

         Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

================================================================================
DISTRIBUTION OF CONTRACTS

         Hornor, Townsend & Kent, Inc. ("HTK"), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of all annuity contracts funded through the Separate Account, including the Contract. The address of HTK is 600 Dresher Road, Horsham, PA 19044. As of the date of this Statement of Additional Information no commissions had been paid to HTK with respect to the Contract.

         The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5 1/2%. Total trailer commissions based on a percentage of Contract Value will not exceed 1%. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

================================================================================
CUSTODIAN

         Penn Mutual is custodian of the assets held in the Separate Account.

================================================================================
INDEPENDENT AUDITORS

         Ernst & Young LLP serves as independent auditors of Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA.

================================================================================
LEGAL MATTERS

         Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1701 Market Street, Philadelphia, PA.

================================================================================
FINANCIAL STATEMENTS

         The consolidated financial statements of the Company appear on the following pages. They should be considered only as bearing upon the Company's ability to meet its obligations under the Contracts. The subaccounts of the Separate Account that are available under the Contract had not commenced operations as of the date of this statement of additional information and, therefore, the Separate Account has no financial information to report.

-----------------------------------------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------


 AS OF DECEMBER 31,                                                                  2001                   2000
 -----------------------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)

 ASSETS

 Debt securities, at fair value                                            $       4,674,275        $      4,760,084
 Equity securities, at fair value                                                     38,423                   4,132
 Mortgage loans on real estate                                                         6,211                  17,528
 Real estate, net of accumulated depreciation                                         17,753                  18,641
 Policy loans                                                                        670,471                 652,564
 Short-term investments                                                               28,474                   5,146
 Other invested assets                                                               164,898                 192,209
                                                                           -----------------        ----------------
          Total investments                                                        5,600,505               5,650,304

 Cash and cash equivalents                                                            49,358                  21,384
 Investment income due and accrued                                                    94,700                  93,761
 Deferred acquisition costs                                                          537,912                 535,237
 Amounts recoverable from reinsurers                                                 272,887                 244,003
 Broker/dealer receivables                                                         1,610,159               1,321,752
 Other assets                                                                        136,446                 133,303
 Separate account assets                                                           2,530,600               2,708,272
                                                                           -----------------        ----------------

         TOTAL ASSETS                                                      $      10,832,567        $     10,708,016
                                                                           =================        ================

 LIABILITIES

 Reserves for future policy benefits                                       $       2,699,938        $      2,715,110
 Other policyholder funds                                                          2,445,907               2,584,826
 Policyholders' dividends payable                                                     28,072                  28,422
 Broker/dealer payables                                                            1,197,614                 913,483
 Accrued income tax payable                                                           96,794                  78,790
 Other liabilities                                                                   486,842                 458,137
 Separate account liabilities                                                      2,530,600               2,708,272
                                                                           -----------------        ----------------

         TOTAL LIABILITIES                                                         9,485,767               9,487,040
                                                                           -----------------        ----------------

 EQUITY

 Retained earnings                                                                 1,259,068               1,162,394
 Accumulated other comprehensive income -
      unrealized gains on investments                                                 87,732                  58,582
                                                                           -----------------        ----------------

         TOTAL EQUITY                                                              1,346,800               1,220,976
                                                                           -----------------        ----------------

             TOTAL LIABILITIES AND EQUITY                                  $      10,832,567        $     10,708,016
                                                                           =================        ================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENTS
----------------------------------------------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                     2001                 2000                 1999
----------------------------------------------------------------------------------------------------------------------

REVENUES
Premium and annuity considerations                            $     117,021       $       129,158       $      130,516
Policy fee income                                                   149,186               146,200              131,709
Net investment income                                               422,918               449,021              431,222
Net realized capital  (losses)/gains                                 (7,622)              (8,256)                  803
Broker/dealer fees and commissions                                  361,657               478,321              395,483
Other income                                                         22,571                26,825               24,895
                                                              -------------       ---------------       --------------

TOTAL REVENUE                                                     1,065,731             1,221,269            1,114,628
                                                              -------------       ---------------       --------------

BENEFITS AND EXPENSES


Benefits paid to policyholders and beneficiaries                    409,209               409,207              429,791
Policyholder dividends                                               57,155                56,846               56,603
Decrease in reserves for future policy benefits                     (47,191)              (42,184)             (54,080)
General expenses                                                    245,362               270,328              238,603
Broker/dealer sales expense                                         202,370               258,340              216,712
Amortization of deferred acquisition costs                           56,105                72,495               52,668
                                                              -------------       ---------------       --------------

TOTAL BENEFITS AND EXPENSES                                         923,010             1,025,032              940,297
                                                              -------------       ---------------       --------------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                                              142,721               196,237              174,331
                                                              -------------       ---------------       --------------

Income taxes:

   Current                                                           44,567                49,503               45,928
   Deferred                                                           2,544                 8,238               20,396
                                                              -------------       ---------------       --------------


INCOME TAX EXPENSE                                                   47,111                57,741               66,324
                                                              -------------       --------------        --------------


INCOME FROM CONTINUING OPERATIONS                                    95,610               138,496              108,007
                                                              -------------       ---------------       --------------

DISCONTINUED OPERATIONS
Income (loss) from operations of discontinued segment
     (net of income taxes of $567, $104, and $(2,137) )               1,064                   194               (3,968)

Loss on sale of discontinued operations (less
     applicable income tax benefit of $13,181)                            -                     -              (24,480)
                                                              -------------       ---------------       --------------

          NET INCOME                                          $      96,674       $       138,690       $       79,559
                                                              =============       ===============       ==============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
-------------------------------------------------------------------------------------------------------------------------------

                                                                      ACCUMULATED
                                                                         OTHER
                                                                     COMPREHENSIVE            RETAINED              TOTAL
                                                                     INCOME/(LOSS)            EARNINGS             EQUITY
 -------------------------------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)

 BALANCE AT JANUARY 1, 1999                                        $       197,139          $    944,145       $  1,141,284

 Net income for 1999                                                             -                79,559             79,559

 Other comprehensive loss, net of tax
    Unrealized depreciation of securities,
     net of reclassification adjustments                                  (230,537)                    -           (230,537)
                                                                                                               ------------
 Comprehensive Loss                                                                                                (150,978)
                                                                   ---------------          ------------       ------------
 BALANCE AT DECEMBER 31, 1999                                              (33,398)            1,023,704            990,306


 Net income for 2000
                                                                                 -               138,690            138,690
 Other comprehensive income, net of tax
         Unrealized appreciation of securities,
         net of reclassification adjustments                                91,980                     -             91,980
                                                                                                               ------------
 Comprehensive Income                                                                                               230,670
                                                                   ---------------          ------------       ------------
 BALANCE AT DECEMBER 31, 2000                                               58,582             1,162,394          1,220,976


 Net income for 2001                                                                              96,674             96,674
 Other comprehensive income, net of tax
    Unrealized appreciation of securities,

    net of reclassification adjustments                                     29,150                     -             29,150
                                                                                                               ------------
 Comprehensive Income                                                                                               125,824
                                                                   ---------------          ------------       ------------
 BALANCE AT DECEMBER 31, 2001                                      $        87,732          $  1,259,068       $  1,346,800
                                                                   ===============          ============       ============






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------------------------------------------------------------


FOR THE YEARS ENDED DECEMBER 31,                                                      2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
                     CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                       $    96,674   $     138,690      $     79,559
Adjustments to reconcile net income to net cash provided by operations:
  Capitalization of acquisition costs                                                (81,488)        (92,100)          (78,644)
  Amortization of deferred acquisition costs                                          56,105          72,495            52,668
  Policy fees on universal life and investment contracts                             (84,662)        (82,557)          (80,456)
  Interest credited on universal life and investment contracts                       125,601         130,473           132,213
  Depreciation and amortization                                                         (658)          4,440             6,294
  Net realized capital losses/(gains)                                                  7,622           8,256              (803)
  Net realized loss on sale of discontinued operations                                     -               -            37,661
  (Increase)/decrease in investment income due and accrued                              (939)         (4,507)           14,954
  (Increase) in amounts recoverable from reinsurers                                  (28,884)        (23,156)          (18,419)
  (Decrease) in reserves for future policy benefits                                  (15,172)        (20,499)          (25,710)
  Increase/(decrease) in accrued income tax payable                                    2,350          (2,684)           13,222
  Other, net                                                                          15,952         (15,259)           (4,142)
                                                                                 -----------   -------------      ------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES                                        92,501         113,592           128,397
                                                                                 -----------   -------------      ------------

                     CASH FLOWS FROM INVESTING ACTIVITIES

SALE OF INVESTMENTS:
  Debt securities available for sale                                               1,560,313       2,310,160         1,624,576
  Equity securities                                                                   36,388          39,963            12,003
  Real estate                                                                              -             366               853
  Other                                                                                1,658             376             3,884

MATURITY AND OTHER PRINCIPAL REPAYMENTS:
  Debt securities available for sale                                                 245,517         335,882           415,888
  Mortgage loans                                                                      11,287           7,949            17,596
  Other                                                                               11,528           6,768             3,963

COST OF INVESTMENTS ACQUIRED:
  Debt securities available for sale                                              (1,603,699)     (2,541,312)       (1,752,394)
  Equity securities                                                                  (71,112)        (36,824)          (12,097)
  Real estate                                                                            (23)            (97)           (1,366)
  Other                                                                              (27,219)        (41,109)          (39,139)


Change in policy loans, net                                                          (17,907)        (10,144)           (4,044)
(Increase)/decrease in short-term investments, net                                   (23,328)          1,788            (5,910)
Purchases of furniture and equipment, net                                            (15,529)         (9,629)          (10,900)
Sale of discontinued operations                                                            -               -          (160,332)
                                                                                 -----------   -------------      ------------

     NET CASH PROVIDED BY INVESTING ACTIVITIES                                       107,874          64,137            92,581
                                                                                 -----------   -------------      ------------


                                  - CONTINUED -

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------------


 FOR THE YEARS ENDED DECEMBER 31,                                                 2001             2000              1999
 ------------------------------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)

                    CASH FLOWS FROM FINANCING ACTIVITIES

 Deposits for universal life and investment contracts                       $    629,427    $     643,805     $    605,568
 Withdrawals from universal life and investment contracts                       (704,560)        (747,843)        (641,296)
 Transfers to separate accounts                                                 (101,281)         (67,992)        (146,981)
 Issuance/(repayment) of debt                                                      8,289         (110,750)         167,228
 (Increase)/decrease in net broker dealer receivables                             (4,276)          88,954         (192,484)
                                                                            ------------    -------------     ------------

      NET CASH USED BY FINANCING ACTIVITIES                                     (172,401)        (193,826)        (207,965)
                                                                            ------------    -------------     ------------

      NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS                        27,974          (16,097)          13,013

 CASH AND CASH EQUIVALENTS

      Beginning of the year                                                       21,384           37,481           24,468
                                                                            ------------    -------------     ------------
      END OF THE YEAR                                                       $     49,358    $      21,384     $     37,481
                                                                            ============    =============     ============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

--------------------------------------------------------------------------------


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
ORGANIZATION AND BASIS OF PRESENTATION
The Penn Mutual Life Insurance Company was founded and commenced business in 1847 as a mutual life insurance company. The Company concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, term life, universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is also involved in the broker-dealer business which offers a variety of investment products and services and is conducted through the Company's non-insurance subsidiaries. The Company sells its products in all fifty states and the District of Columbia.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company ("PIA"), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended, standardizes the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. SFAS 133 requires that all derivative instruments be carried at fair value. Upon adoption, the provisions of SFAS No. 133 were applied prospectively. The consolidated financial statement impact resulting from the adoption of SFAS No. 133 did not have a material effect on the Company's financial condition or results of operations.

During 2001, the Company adopted EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets," which applies to interests in securitized financial assets of less than high credit quality. EITF 99-20 requires that income be recognized using the effective yield method based upon estimated cash flows. The effective yield is recalculated when there is an adverse or favorable change in estimated cash flows and the impact is applied prospectively to income over the remaining life of the security. When there has been an adverse change in estimated cash flows and the fair value of the security is less than the carrying value, the security is deemed other-than-temporarily impaired and is written down to fair value. The initial adoption of EITF 99-20 did not have a material effect on the Company's financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142, "Goodwill and Intangible Assets." SFAS No. 141, among other things, changes the criteria to recognize intangible assets apart from goodwill. SFAS No. 142 requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized but rather be tested at least annually for impairment. Intangible assets with finite useful lives will continue to be amortized over their useful lives. SFAS Nos. 141 and 142 are effective for the Company on January 1, 2002. The adoption of these standards is not expected to have a. material effect on the Company's financial condition or results of operations.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENTS
Debt securities (bonds, notes, redeemable preferred stocks and mortgage and asset-backed securities) which might be sold prior to maturity are classified as available for sale. These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income. Income on debt securities is recognized using the effective yield method. For loan and asset-backed securities of high credit quality, changes in expected cash flows are recognized on the retrospective adjustment method. For structured securities where the possibility of credit loss is other than remote, changes in expected cash flows are recognized on the prospective method over the remaining life of the securities. Cash flow assumptions for loan and asset-backed and structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company's best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events that a market participant would use in determining the current fair value of the security.

Equity securities are classified as available for sale and carried at fair value. Dividends on equity securities are credited to income on their ex-dividend dates.

The Company regularly evaluates the carrying value of debt and equity securities based on current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee. A decline in a security's fair value that is deemed to be other than temporary is treated as a realized loss and a reduction in the cost basis of the security.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances on impaired loans are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

Policy loans are carried at the unpaid principal balances.

Short-term investments include securities purchased with a maturity date of 90 days to less than one year. Short-term investments are valued at cost.

Other invested assets primarily include limited partnerships which are carried at fair value. Income from these partnerships is recognized using the cost method.

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs. Unrealized gains and losses, net of appropriate taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

DERIVATIVES
The Company utilizes various financial instruments, such as interest rate swaps and financial futures to hedge against interest rate fluctuation. These derivatives are carried at fair value and are classified in other invested assets in the Consolidated Balance Sheet. The Company's derivative transactions have been designated and have qualified as fair value hedges. Changes in both the fair value of the derivative and the fair value of the hedged item attributable to the hedged risk are recognized currently as realized gains or losses with the change in the fair value of the hedged item also recognized as an adjustment to its cost basis. During 2001, the Company used Treasury Note futures and interest rate swaps as fair value hedging instruments to manage interest rate exposure related to investments in debt securities. The Company recognized a realized gain of $208 in 2001 related to the ineffectiveness of its derivative transactions.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash on hand, money market instruments and other debt securities purchased with a maturity of 90 days or less.

OTHER ASSETS
Property and equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Accumulated depreciation and amortization on property and equipment and leasehold improvements was $60,248 and $55,884 at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $9,991, $8,835, and $8,441 for the years ended December 31, 2001, 2000 and 1999 respectively.

Goodwill represents the excess of the cost of the businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over not more than 40 years and are included in other assets in the Consolidated Balance Sheets. Unamortized goodwill included in other assets amounted to $15,493 and $15,999 at December 31, 2001 and 2000, respectively. Goodwill amortization was $506, $1,229, and $1,008 for 2001, 2000 and 1999 respectively.

DEFERRED ACQUISITION COSTS
Costs of acquiring new insurance and annuity contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs related to participating traditional and universal life insurance policies and annuity products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life in proportion to estimated gross profits arising principally from interest, mortality and expense margins and surrender charges. The effects on amortization of deferred acquisition costs of revisions to estimated gross profits are reflected in earnings in the period such estimated gross profits are revised. Deferred acquisition costs are reviewed to determine that the unamortized portion of such costs is recoverable from future estimated gross profits. Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

SEPARATE ACCOUNTS
Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including certain of the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the fair value of the underlying assets.

INSURANCE LIABILITIES AND REVENUE RECOGNITION
Participating Traditional Life and Life Contingent Annuity Products
Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality, morbidity and withdrawals, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.25% to 4.5%. Premiums are recognized as income when due. Death and surrender benefits are reported in expense as incurred.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue, with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%. Premiums are recognized as income as they are received. Death and surrender benefits are reported in expense as incurred.

UNIVERSAL LIFE PRODUCTS AND OTHER ANNUITY PRODUCTS
Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges. Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 11.25%.

Contract charges assessed against account value for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense. Sales inducements credited to customer accounts are deferred and recognized as benefit expense over the estimated life of the contract in proportion to future estimated gross profits.

POLICYHOLDERS' DIVIDENDS
The majority of the Company's insurance products have been issued on a participating basis. As of December 31, 2001, participating insurance expressed as a percentage of insurance in force is 93%, and as a percentage of premium income is 91%. The amount of policyholders' dividends to be paid is approved annually by the Board of Trustees. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2001.

BROKER/DEALER REVENUE RECOGNITION
Broker-dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a settlement-date basis. There would be no material effect on the financial statements if such transactions were recorded on a trade-date basis.

FEDERAL INCOME TAXES
The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $2,000.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to the consolidated financial statements. Actual results could differ from those estimates.

2.  INVESTMENTS:

DEBT SECURITIES
The following tables summarize the Company's investment in debt securities, including redeemable preferred stocks. All debt securities are classified as available for sale and are carried at fair value. Amortized cost is net of cumulative writedowns for other than temporary declines in value of $41,265 and $16,366 as of December 31, 2001 and 2000, respectively.


                                                                          DECEMBER 31, 2001
                                                   ----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                      AMORTIZED      UNREALIZED      UNREALIZED         FAIR
                                                        COST            GAINS          LOSSES           VALUE
                                                   -------------     -----------   ------------      ------------
U.S. Treasury securities and U.S.
     Government and agency securities              $     158,696     $     8,516   $       -         $    167,212
Foreign governments                                       19,954           2,259           -               22,213
Corporate securities                                   2,473,923         108,753      61,523            2,521,153
Mortgage and other asset-backed securities             1,866,830         101,748       4,996            1,963,582
                                                   -------------     -----------   ---------         ------------
     Total bonds                                       4,519,403         221,276      66,519            4,674,160

Redeemable preferred stocks                                  120               -           5                  115
                                                   -------------     -----------   ---------         ------------
     TOTAL                                         $   4,519,523     $   221,276   $  66,524         $  4,674,275
                                                   =============     ===========   =========         ============

------------------------------------------------------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------


                                                                          DECEMBER 31, 2000
                                                   ----------------------------------------------------------------
                                                                        GROSS         GROSS
                                                      AMORTIZED      UNREALIZED     UNREALIZED           FAIR
                                                         COST           GAINS         LOSSES             VALUE
                                                   -------------     ----------     ----------           -----
U.S. Treasury securities and U.S.
     Government and agency securities              $     311,509     $     5,716   $   5,804         $    311,421
Foreign governments                                       19,902           1,854           -               21,756
Corporate securities                                   2,460,179          91,383      89,895            2,461,667
Mortgage and other asset-backed securities             1,912,491          64,967      12,439            1,965,019
                                                   -------------     -----------   ---------         ------------
     Total bonds                                       4,704,081         163,920     108,138            4,759,863



Redeemable preferred stocks                                  240               -          19                  221
                                                   -------------     -----------   ---------         ------------
     TOTAL                                         $   4,704,321     $   163,920   $ 108,157         $  4,760,084
                                                   =============     ===========   =========         ============


The following table summarizes the amortized cost and fair value of debt securities, including redeemable preferred stocks, as of December 31, 2001 by contractual maturity.

                                                                      AMORTIZED
              Years to maturity:                                        COST                   FAIR VALUE
                                                                  -------------------     ------------------

              One or less                                         $      147,462          $      164,528
              After one through five                                     495,482                 528,972
              After five through ten                                     828,205                 842,803
              After ten                                                1,181,424               1,174,275
              Mortgage and other asset-backed securities               1,866,830               1,963,582
                                                                  --------------          --------------
                   Total bonds                                         4,519,403               4,674,160

              Redeemable preferred stocks                                    120                     115
                                                                  --------------          --------------
                   TOTAL                                          $    4,519,523          $    4,674,275
                                                                  ==============          ==============



Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is 5.9 years.

At December 31, 2001, the Company held $1,963,582 in mortgage and other asset-backed securities. The structured securities portfolio consists of commercial and residential mortgage pass-through holdings totaling $1,481,314 and securities backed by credit card receivables, auto loans, home equity and manufactured housing loans totaling $482,268. These securities follow a structured principal repayment schedule and the vast majority are of high credit quality. Securities totaling $1,631,759 are rated AAA and include $33,097 of interest-only tranches. As of December 31, 2001 and 2000, the Company's investments included $243,325 and $331,856, respectively, of the tranches retained from the 1996 securitization of the Company's commercial mortgage loan portfolio. These investments represented 18% and 27% of equity at December 31, 2001 and 2000, respectively.

At December 31, 2001, the largest industry concentration of the Company's portfolio was investments in the utility industry of $655,728 representing 14% of the total debt portfolio.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

Proceeds during 2001, 2000 and 1999 from sales of available-for-sale securities were $1,560,313, $2,323,718, and $1,623,191, respectively. Gross gains and gross losses realized on those sales were $49,864 and $44,670, respectively, during 2001, $27,008 and $41,195, respectively, during 2000, and $18,843 and $17,702, respectively, during 1999.

The Company's investment portfolio of debt securities is predominantly comprised of investment grade securities. At December 31, 2001 and 2000, debt securities with amortized cost totaling $351,726 and $177,104, respectively, were less than investment grade. At December 31, 2001 and 2000, the Company held no securities which were to be restructured pursuant to commenced negotiations. The Company did not hold any debt securities which were non-income producing for the preceding twelve months as of December 31, 2001 and 2000.

EQUITY SECURITIES
During 2001, 2000 and 1999, the proceeds from sales of equity securities amounted to $36,388, $39,963, and $12,003, respectively. The gross gains and gross losses realized on those sales were $1,430 and $840, $3,872 and $833, and $89 and $352 for 2001, 2000 and 1999, respectively.

The cost basis of equity securities is $38,038 and $2,724 as of December 31, 2001 and 2000, respectively. The equity securities have unrealized gains of $385 and $1,408 as of December 31, 2001 and 2000, respectively.

OTHER
Investments on deposit with regulatory authorities as required by law were $6,357 and $6,424 at December 31, 2001 and 2000, respectively.

3.  INVESTMENT  INCOME AND CAPITAL GAINS:
The following table summarizes the sources of investment income, excluding investment gains/(losses), for the year ended December 31.


                                                                      2001                   2000                1999
                                                                  -----------            -----------         -----------

          Debt securities                                         $   362,519            $   366,177         $   385,963
          Equity securities                                             2,642                    248                 311
          Mortgage loans                                                2,124                  2,129               2,706
          Real estate                                                   2,209                  2,209               2,209
          Policy loans                                                 45,684                 42,562              39,371
          Short-term investments                                        2,734                  2,158                 830
          Other invested assets                                        12,641                 41,554              17,446
                                                                  -----------            -----------         -----------
          Gross investment income                                     430,553                457,037             448,836
                Less: Investment expense                                5,946                  7,280              11,104
                Less: Discontinued operations                           1,689                    736               6,510
                                                                  -----------            -----------         -----------
          Investment income, net                                  $   422,918            $   449,021         $   431,222
                                                                  ===========           ============         ===========

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The following table summarizes net realized capital gains/(losses) on investments for the year ended December 31.


                                                                      2001                   2000                1999
                                                                  -----------            -----------         -----------

          Debt securities                                         $     5,194            $   (14,187)        $    (4,506)
          Equity securities                                               590                  3,039                (263)
          Mortgage loans                                                  (31)                 1,500               2,300
          Real estate                                                     (28)                 4,366                 173
          Other invested assets                                       (13,630)                (4,721)              2,430
          Amortization of deferred acquisition costs                      283                  1,747                 669
                                                                  -----------            -----------         -----------
                                                                  $    (7,622)           $    (8,256)        $       803
          Net realized (losses)/gains                             ===========            ===========         ===========



The following table summarizes the change in unrealized gains/(losses) for investments carried at fair value which are reflected in other comprehensive income for the year ended December 31.


                                                          2001               2000                1999
                                                      --------------     --------------     ---------------
Unrealized gains/(losses):
     Debt securities                                  $     98,989        $  149,651        $  (477,036)
     Equity securities                                      (1,023)              283                (43)
     Other                                                 (32,738)           25,090              5,555
                                                      ------------        ----------        -----------
                                                            65,228           175,024           (471,524)
                                                      ------------        ----------        -----------
Less:

     Deferred policy acquisition costs                     (20,424)          (33,489)           117,050

     Deferred income taxes                                 (15,654)          (49,555)           123,937
                                                      ------------        ----------        -----------
Net change in unrealized gains/(losses)               $     29,150        $   91,980        $  (230,537)
                                                      ============        ==========        ===========



The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:


RECLASSIFICATION ADJUSTMENTS                              2001               2000               1999
                                                      ------------        ----------        -----------

Unrealized holding gains/(losses) arising
     during period                                    $     26,113        $  101,844        $  (255,859)
 Reclassification adjustment for gains included

     in net income                                          (3,037)            9,864            (25,322)
                                                      ------------        ----------        -----------
Unrealized gains/(losses) on investments, net

    of reclassification adjustment                    $     29,150        $   91,980        $  (230,537)
                                                      ============        ==========        ===========

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense/(benefits) of $1,635, $(5,311), and $13,635, respectively, and $1,480, $(7,581), and $11,760, respectively, relating to the effects of such amounts on deferred acquisition costs/(benefits).

4.  FAIR VALUE INFORMATION:
The following table summarizes the carrying value and fair value of the Company's financial instruments as of December 31, 2001 and 2000.


                                                               2001                                    2000
                                                  --------------------------------      -----------------------------------
                                                     CARRYING          FAIR                 CARRYING            FAIR
                                                      VALUE            VALUE                 VALUE             VALUE
                                                  --------------- ----------------      ----------------- -----------------

   FINANCIAL ASSETS:
      Debt securities, available for sale          $  4,674,275    $  4,674,275          $   4,760,084     $   4,760,084
      Equity securities
           Common stock                                     517             517                    133               133
           Non-redeemable preferred stocks               37,906          37,906                  3,999             3,999
      Mortgage loans                                      6,211           7,967                 17,528            18,865
      Policy loans                                      670,471         644,378                652,564           629,847
      Short-term investments                             28,474          28,474                  5,146             5,146
      Other invested assets                             164,898         164,898                192,209           192,209
      Cash and cash equivalents                          49,358          49,358                 21,384            21,384
      Separate account assets                         2,530,600       2,530,600              2,708,272         2,708,272

   FINANCIAL LIABILITIES:
      Investment-type contracts

           Individual annuities                         740,569         754,822          $     877,047     $     897,433
           Group annuities                               39,937          41,228                 73,939            73,082
           Other policyholder funds                     283,577         283,577                336,306           336,306
                                                   ------------    ------------          -------------     -------------
     Total policyholder funds                         1,064,083       1,079,627              1,287,292         1,306,821
     Policyholder's dividends payable                    28,072          28,072                 28,422            28,422
     Separate account liabilities                     2,530,600       2,530,600              2,708,272         2,708,272



The fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a formula pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. Loans with similar credit quality, characteristics and time to maturity are aggregated for purposes of discounted cash flow analysis. Assumptions regarding credit risk, cash flows and discount rates are determined using the available market and borrower-specific information. The fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of the calculations. The estimated fair values for limited partnerships are based on values determined by the partnerships' managing general partners. The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

their fair values. The resulting fair values may not be indicative of the value which could be negotiated in an actual sale.

The fair values of the Company's liabilities for individual annuities and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement values of policyholders' dividends payable and separate account liabilities approximate their fair values.

Currently, disclosure of fair values is not required for all the Company's assets and liabilities. Therefore, presentation of the fair value of a significant portion of assets without a corresponding valuation of liabilities associated with insurance contracts can be misinterpreted. The fair values of liabilities under all of the Company's contracts are considered in the overall management of interest rate risk. The continuing management of the relationship between the maturities of the Company's investments and the amounts payable under insurance contracts reduces the Company's exposure to changing interest rates.

The Company is exposed to interest rate risk on its interest-sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company's assets and liabilities.

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company's asset liability management process, which focuses on risks which impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern most derivative contracts. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current fair value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral held decreases in relation to the value of the loaned securities. The Company had loaned securities outstanding of $219,820 and $315,579 as of December 31, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

5.  INCOME TAXES:

The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:


                                                                 2001               2000
                                                            -------------       -------------
          DEFERRED TAX ASSETS:

             Future policy benefits                           $ 88,247             $ 88,190
             Policyholders' dividends payable                    9,503                9,888
             Investment losses                                  15,226                6,397
             Employee benefit liabilities                       31,035               32,183
             Other                                              18,068               17,508
                                                              --------             --------
                    Total deferred tax asset                   162,079              154,166
                                                              --------             --------

          DEFERRED TAX LIABILITIES:
             Deferred acquisition costs                        156,242              149,994
             Unrealized investment gains                        47,625               31,974
             Other                                              25,276               21,027
                                                              --------             --------
                    Total deferred tax liability               229,143              202,995
          Net deferred tax liability                            67,064               48,829
          Tax currently payable                                 29,730               29,961
                                                              --------             --------
                                                              $ 96,794             $ 78,790
          ACCRUED INCOME TAX PAYABLE                          ========             ========


The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:



                                                                    2001                  2000                  1999
                                                                --------------        --------------       ---------------

          Tax expense at 35%                                     $    50,524           $    68,787          $    45,697
          Increase in income taxes resulting
          from:
             Differential earnings amount                                  -                     -                3,010
             Dividends received deduction                             (3,143)              (13,042)              (1,712)
             Other                                                       297                 2,100                4,011
                                                                 -----------           -----------          -----------
          INCOME TAX EXPENSE                                     $    47,678           $    57,845          $    51,006
                                                                 ===========           ===========          ===========

------------------------------------------------------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUE
                                 (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------

The make-up of the income tax expense/(benefit) is as follows:
                                                                    2001                2000                    1999
                                                                 ----------          ----------              ----------


          Continuing operations                                  $   47,111          $  57,741               $   66,324
          Discontinued operations:
             Operations                                                 567                104                   (2,137)
             Sale                                                         -                  -                  (13,181)
                                                                 ----------          ---------               ----------
                                                                 $   47,678          $  57,845               $   51,006
          TOTAL INCOME TAX EXPENSE                               ==========          =========               ==========


Cash paid for federal income taxes in 2001 and 2000 was $48,500 and $64,922, respectively.

As a mutual life insurance company, the Company is subject to Internal Revenue Code provisions which require mutual, but not stock, life insurance companies to increase each year's taxable income by a Differential Earnings Amount (DEA). This amount is computed by multiplying the Company's average taxable equity base by a prescribed rate, which is intended to reflect the difference between stock and mutual companies' earnings rates.

The Internal Revenue Service has examined the Company's income tax returns through the year 1997. Management believes that an adequate provision has been made for potential assessments.

6.  BENEFIT  PLANS:

The following table summarizes the funded status and accrued benefit cost for the Company's defined benefit plans and other postretirement benefit plans as of December 31:


                                                                  PENSION BENEFITS                  OTHER BENEFITS
                                                                  ----------------                  --------------
                                                               2001             2000             2001            2000
                                                             --------         --------         --------        --------

          Benefit Obligation                               $  (93,345)       $  (82,239)      $  (18,330)     $  (17,854)
          Fair value of plan assets                            53,236            58,647                -               -
                                                           ----------        ----------       ----------      ----------

          Funded Status                                    $  (40,109)       $  (23,592)      $  (18,330)     $  (17,854)
                                                           ==========        ==========       ==========      ==========

          Accrued benefit cost recognized in the
             consolidated balance sheet                    $  (31,681)       $  (28,945)      $  (39,323)     $  (41,838)


The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were:

                                                                  PENSION BENEFITS                  OTHER BENEFITS
                                                                  ----------------                  --------------
                                                               2001             2000             2001            2000
                                                             --------         --------         --------        --------

          Discount rate                                        7.25%            7.75%            7.25%           7.75%
          Expected return on plan assets                       8.00%            8.00%               -               -
          Rate of compensation increase                        4.50%            5.50%            5.50%           5.50%


At December 31, 2001, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 2002, grading to 5% for 2006. At December 31, 2000, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 9% for 2001, grading to 5% for 2006. At December 31, 1999, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 2000, grading to 5% for 2004. Assumed health care cost trend rates have a significant

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

effect on the amounts reported for the health care plans. During 2000, the Company amended its postretiree health plans to change the level of certain benefits, which reduced the benefit obligation as of December 31, 2000.

The contributions made and the benefits paid from the plans were:

                                                             PENSION BENEFITS                       OTHER BENEFITS
                                                             ----------------                       --------------
                                                         2001                2000                2001            2000
                                                       -------             --------            --------        --------

          Benefit cost (savings) recognized in      $      4,621         $      4,865        $      (947)   $      (823)
             consolidated income statement
          Employer contribution                            1,807                1,781              1,569          1,543
          Plan participants' contribution                      -                    -                  -              -
          Benefits paid                                    3,928                3,727              1,569          1,543


The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, are determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2001, 2000 and 1999, the expense recognized for these plans was $8,131, $14,223, and $11,192, respectively. The fair value of the defined contribution plans' assets at December 31, 2001 and 2000 was $277,029 and $310,051 , respectively.

At December 31, 2001 and 2000, $137,686 and $163,132, respectively, of the plans' assets were invested in the Company's group annuity contracts.

7.  REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible. The table below highlights the amounts shown in the accompanying financial statements.



                                                                      ASSUMED               CEDED TO
                                                GROSS                FROM OTHER               OTHER                   NET
                                               AMOUNT                COMPANIES              COMPANIES               AMOUNT
                                            ------------          ----------------       ---------------         ------------
     DECEMBER 31, 2001:
       Life Insurance in Force            $  39,520,167           $    308,064           $  11,799,979          $  28,028,252
       Premiums                                 145,626                      -                  27,710                117,916
       Benefits                                 443,863                      -                  33,848                410,015
       Reserves                               5,145,665                    180                 272,671              4,873,174

     DECEMBER 31, 2000:
       Life Insurance in Force            $  37,108,237           $    326,027           $  10,108,995          $  27,325,269
       Premiums                                 153,853                      -                  23,726                130,127
       Benefits                                 442,273                  7,272                  39,636                409,909
       Reserves                               5,299,760                    176                 243,802              5,056,134

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

During 1999, the Company had gross premiums of $149,187, assumed premiums of $6,399 and ceded premiums of $16,803 and gross benefits of $455,518, assumed benefits of $15,629 and ceded benefits of $32,705. Reinsurance receivables with a carrying value of $253,919 and $223,386 were associated with a single reinsurer at December 31, 2001 and 2000, respectively.

For the years ended December 31, 2001, 2000 and 1999, the above numbers include premiums from discontinued operations of $895, $969 and $8,267, respectively, and benefits from discontinued operations of $806, $702, and $8,651, respectively.

During 1999, the Company decided to exit the Disability Income (DI) line of business and entered into an indemnity reinsurance agreement with Investors' Consolidated Insurance Group (formerly known as Christian Mutual Life Insurance Company) and ACE Bermuda LTD. (the Reinsurers) to cede all of its remaining risk associated with this line. Under the agreement, effective July 1, 1999, the Company agreed to transfer assets with a fair market value of $167,750 to reinsure net liabilities of $139,889. The Company recognized a pre-tax loss of $37,661 on this transaction, including costs of sale. Under the agreement, 95% of the assets and liabilities were transferred to the Reinsurers effective July 1, 1999, and the assets were placed in a trust which names the Company as the beneficiary. As of December 31, 2001 and 2000, the Company had a reinsurance recoverable from the Reinsurers of $178,068 and $155,428, respectively, which was secured by investment grade securities with a market value of $174,226 and $159,915, respectively, held in trust. The remaining 5% of the related assets are being held in an escrow account under the Company's control. Accordingly, reserves for payment of future policy benefits at December 31, 2001 and 2000 include $9,301 and $8,180, respectively, related to the remaining 5% of the business.

As this transaction represented the disposal of a segment of business, the Company modified the presentation in the accompanying income statements to separate the results of operations attributable to this business. Revenue from discontinued operations for the years ended December 31, 2001, 2000 and 1999 were $6,647, $1,809, and $16,855, respectively.

8.  DEBT:

The Company's broker-dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2001, the Company had short-term bank loans of $202,952, of which $134,100 was collateralized by customer-owned securities valued at approximately $186,810. These borrowings are reported in other liabilities on the Consolidated Balance Sheets. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2001, the weighted average interest rate on these borrowings was 3.61%.

9. COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are involved in various pending or threatened legal and/or regulatory proceedings arising from the conduct of its business. Most of these proceedings are routine in the ordinary course of business, although some involve extra-contractual damages in addition to other damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. Insurance companies are also subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, after consultation with legal counsel and a review of available facts, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

During 2000, the Reinsurers associated with the disposition of the DI line of business failed to perform their obligations required under the reinsurance agreement and notified the Company of their desire to rescind the agreement. The Company has demanded arbitration of the rescission issue and is seeking rulings in arbitration that the Reinsurers are not entitled to rescission. The arbitration proceedings are ongoing; however, based on the information currently available, management is not aware of any facts that would support the rescission remedy sought by the Reinsurers. In addition, the Reinsurers' obligations were secured with assets deposited into trust at closing. Because the Company has access to those assets as a resource with which to pay claims, management does not expect that the Reinsurers' failure to perform is likely to have a material adverse effect on the overall financial position of the Company.

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 2001, the Company had outstanding commitments totaling $80,435 relating to these investment activities. The fair value of these commitments approximates the face amount.

10. STATUTORY  INFORMATION:

State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus which differ in certain respects from generally accepted accounting principles (GAAP). The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts.

Effective January 1, 2001, insurance companies were required to adopt the National Association of Insurance Commissioners' comprehensive guide to Statutory Accounting Principles, the Accounting Practices and Procedures Manual
- version effective January 1, 2001 (referred to as Codification). The impact of adopting Codification was an increase to statutory capital and surplus of $10,949.

The combined insurance companies' statutory capital and surplus at December 31, 2001 and 2000 was $762,405 and $680,308, respectively. The combined insurance companies' net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2001, 2000 and 1999, was $56,776, $122,792, and $76,680, respectively.

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
The Penn Mutual Life Insurance Company
Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated income statements, statements of changes in equity, and statements of cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



                                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 25, 2002